                                      LOGO

                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------

                         CALIFORNIA TAX-FREE BOND FUND

                             NATIONAL TAX-FREE FUND

                                    CLASS C

                                October 6, 1997

                                                                      PROSPECTUS

                              STAGECOACH FUNDS(R)

                         CALIFORNIA TAX-FREE BOND FUND
                             NATIONAL TAX-FREE FUND
                                    CLASS C

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class C shares of the CALIFORNIA TAX-FREE BOND FUND and NATIONAL TAX-FREE FUND (each, a "Fund" and, together, the "Funds").

 The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. Under normal market conditions, substantially all of the California Tax-Free Bond Fund's assets consist of municipal obligations the interest on which is exempt from federal income tax and California personal income tax.

 The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated October 6, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                        PROSPECTUS DATED OCTOBER 6, 1997

                                                                      PROSPECTUS
                               Table of Contents
                                    -------

Prospectus Summary                                     1
Summary of Fund Expenses                               4
Explanation of Tables                                  5
How the Funds Work                                     6
The Funds and Management                              12
Investing in the Funds                                14
Dividend and Capital Gain Distributions               20
How to Redeem Shares                                  21
Additional Shareholder Services                       25
Management, Distribution and Servicing Fees           28
Taxes                                                 31
Prospectus Appendix--Additional Investment Policies  A-1

                                                                      PROSPECTUS
                               Prospectus Summary

 The Funds provide you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

    The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax.

    Under normal market conditions, substantially all of each Fund's assets are invested in municipal obligations that are exempt from federal income tax and, for the California Tax-Free Bond Fund, exempt from California personal income tax; and except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the California Tax-Free Bond Fund's total net assets will be invested in municipal obligations of issuers exempt from California personal income tax. Additionally, except during periods of unusual market conditions, each Fund will have at least 80% of its net assets invested in securities, the interest on which is exempt from federal income tax. See "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund's shares. Therefore, you should be prepared to accept some risk with the money you invest in a Fund. The portfolio debt instruments of a Fund are subject to interest-rate risk and credit risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the municipal securities in which each Fund invests and hence the value of your investment in a Fund; the value of such securities generally changes inversely to changes in market interest rates. Credit risk is the risk that the issuers of the debt instruments in which a Fund may invest may default on the payment of principal and/or interest. In addition, each Fund may invest a portion of its assets in municipal securities that are considered to have speculative characteristics.

PROSPECTUS

    Since the California Tax-Free Bond Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. Each Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of assets may be subject to greater impact by events affecting one of its investments. As with all mutual funds, there can be no assurances that a Fund will achieve its investment objective.

    See "How the Funds Work -- Investment Objectives and Policies -- Risk Factors" and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees."

Q.  HOW DO I INVEST?

A. You may invest by purchasing Class C shares at their public offering price, which is the net asset value per share ("NAV"). Class C shares that are redeemed within one year of purchase are subject to a maximum contingent-deferred sales charge of 1.00% of the lesser of NAV at purchase or NAV at redemption. You may open an account by making an initial investment of at least $1,000, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the Fund is open. Fund shares may not be suitable for tax-exempt investors, since such investors would not benefit from the exempt status of the Funds' dividends. See "Investing in the Funds" for more details, or contact Stephens (the Funds' distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends from net investment income are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions are automatically reinvested in additional shares of the same class of the Fund at NAV (without a sales charge) unless you elect to receive distributions credited to your Wells Fargo Bank account, paid in cash or in shares of certain other funds in the Stagecoach

                                                                      PROSPECTUS
    Family of Funds in which you have an established account that has met the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the Fund is open for business. Contingent-deferred sales charges may be charged upon redemption of Class C shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares" for more details, or contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.  WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable-rate instruments that have an interest rate that is reset periodically based on an index, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q.  WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on each Fund's investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."

PROSPECTUS
                            Summary of Fund Expenses

                        SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS C SHARES

                                                          CALIFORNIA NATIONAL
                                                           TAX-FREE  TAX-FREE
                                                          BOND FUND    FUND
                                                          ---------- --------
  Maximum Sales Charge on Purchases (as a percentage of
   offering price).......................................     None      None
  Maximum Sales Charge on Reinvested Dividends...........     None      None
  Maximum Sales Charge on Redemptions
   Redemption during year 1..............................    1.00%     1.00%
   Redemption after year 1...............................     None      None
  Redemption Fees........................................     None      None
  Exchange Fees..........................................     None      None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           CALIFORNIA NATIONAL
                                                            TAX-FREE  TAX-FREE
                                                           BOND FUND    FUND
                                                           ---------- --------
  Management Fee .........................................   0.50%     0.50%
  Rule 12b 1 Fees/1/......................................   0.50%     0.50%
  Other Expenses (after waivers or reimbursements)/2/.....   0.44%     0.40%
                                                             -----     -----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/3/.....................................   1.44%     1.40%
                                                             =====     =====

 --------------
   /1/ If the Rule 12b-1 proposal is approved, the maximum Rule 12b-1 Fee payable would be 0.75%.
   /2/ Other Expenses (before waivers or reimbursements) would be 0.53%, and
       0.71% respectively.
   /3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.53% and 1.71%, respectively, if the Rule 12b-1 proposal is not approved and 1.78% and 1.96%, respectively, if the proposal is approved.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  CALIFORNIA TAX FREE BOND FUND.................  $25     $46     $79     $172
  NATIONAL TAX-FREE FUND........................  $24     $44     $77     $168

 You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming a 5% annual return and no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  CALIFORNIA TAX FREE BOND FUND.................  $15     $46     $79     $172
  NATIONAL TAX-FREE FUND........................  $14     $44     $77     $168

                                                                      PROSPECTUS

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in a Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. You may be subject to a contingent-deferred sales charge on purchases of Class C shares if you redeem such shares within a specified period. There are no exchange fees. The Company reserves the right to impose a charge for wiring redemption proceeds. See "Investing in the Funds -- Sales Charges."

 ANNUAL FUND OPERATING EXPENSES, except as indicated below, are based on applicable contract amounts. The amounts shown under "Other Expenses" are based on estimated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue.

 Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in each Fund, please see "Investing in the Funds --How to Buy Shares" and "Management, Distribution and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

 The Funds also offer certain classes of shares not described herein. The expenses and corresponding returns of these other classes of shares may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," "Distributions Plans" and "Servicing Plans."

PROSPECTUS
                               How The Funds Work

INVESTMENT OBJECTIVES AND POLICIES

 The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. Medium- and long-term securities include those securities with remaining maturities of 2 to 10 years and 10 or more years, respectively.

 As a matter of general operating policy, however, the California Tax-Free Bond Fund seeks to have substantially all of its assets invested in such municipal obligations. In addition, under normal market conditions, at least 65% of the California Tax-Free Bond Fund's total assets are invested in municipal bonds, as opposed to municipal notes or commercial paper.

 The NATIONAL TAX-FREE FUND seeks to provide investors with income exempt from federal income tax. The National Tax-Free Fund has no restrictions as to the minimum or maximum maturity of any individual security held by it. The Fund's average portfolio maturity will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

 Each Fund's assets are primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). The California Tax-Free Bond Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of its total assets will be invested in municipal obligations of issuers located in California ("California Obligations"), and issuers of the Virgin Islands, Guam and Puerto Rico, which are exempt from California personal income tax. The amount of the Fund's assets invested in such obligations may vary from time to time.

 In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds, the interest on which is subject to the federal alternative minimum tax (though investments in such securities, under normal market conditions, will not exceed 20% of each Fund's total assets when added together with any taxable investments held by the
Fund). Moreover although each Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax and in municipal obligations the interest on which is paid solely from revenue of similar projects if such investment is deemed necessary or appropriate by the Fund's adviser.

                                                                      PROSPECTUS

 As a fundamental policy, each Fund will have at least 80% of its respective net assets invested in securities, the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities are considered taxable if the interest payable on them is treated as a specific tax preference item under the federal alternative minimum tax. The Funds' investment adviser may rely on an opinion of either counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations.

 Municipal obligations acquired by a Fund will be rated in one of the three highest investment-grade categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"). (See the Appendix to the SAI for a description of the applicable rating categories). In addition, the California Tax-Free Bond Fund may purchase investment-grade obligations within the fourth highest category when acceptable obligations with higher ratings are unavailable for investment by the Fund. While obligations rated within the fourth highest category are regarded as having an adequate capacity to pay principal and interest, such obligations lack outstanding investment characteristics and in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds also may invest in unrated municipal securities that are determined by Wells Fargo Bank, as investment adviser, to be of comparable quality to municipal securities that are rated investment grade.

 If, subsequent to its purchase by a Fund, an issue of debt securities should cease to be rated by one or more of a Fund's selected NRSROs due to factors relating to the value of the security, or if its rating should be reduced by one or more of such NRSROs below the minimum rating required for purchase by such Fund, the investment adviser will consider such event in determining whether the Fund should continue to hold the security. Furthermore, unrated obligations purchased by a Fund will be determined by the investment adviser to be comparable in quality to instruments that are so rated.

 The Funds also may acquire tax-exempt commercial paper rated within the highest rating category or, when deemed advisable by the Fund's investment adviser, rated within the second highest rating category. The Funds may acquire municipal notes and variable rate demand obligations rated within one of the two highest rating categories.

 Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and in U.S. Government obligations. In addition, the Funds may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the investment adviser, suitable tax-exempt obligations are unavailable. The Funds also may purchase zero-coupon bonds (i.e., discount debt

PROSPECTUS
obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

 Each Fund may temporarily invest some of its assets in open-end tax-free funds with a similar fundamental investment objective and which pay interest that is exempt from federal income tax and not subject to the federal alternative minimum tax, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds also may invest temporarily in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities. Each Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations, and for the California Tax-Free Bond Fund, certain repurchase agreements. The California Tax-Free Bond Fund may make loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and California personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Funds' assets in securities exempt from such taxes. Additional descriptions of tax-free municipal obligations, taxable money market instruments, and other investment activities are contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

 The investment objective of the National Tax-Free Fund, as stated in the third paragraph of this section, is not fundamental and may be changed without shareholder approval. The investment objective of the California Tax-Free Bond Fund, as stated in the first paragraph of this section, is fundamental and may be changed only with shareholder approval. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. Wells Fargo Bank, as investment adviser to the Funds, pursues each Fund's objective by investing (under normal market conditions) substantially all of the Funds' assets in various types of municipal obligations as described above. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

 A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

                                                                      PROSPECTUS

RISK FACTORS

 As noted above and discussed further in the SAI, some of the securities purchased by the California Tax-Free Bond Fund may be rated below the three highest rating categories, and may be rated in the lowest investment grade category, by NRSROs.

 The price per share of each Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.

 The market value of a Fund's investment in fixed-income securities changes in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

 Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the National Tax-Free Fund, payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

 Each Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject

PROSPECTUS
the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

 The concentration of the California Tax-Free Bond Fund in municipal obligations of California raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

 In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for California Obligations and the market price of such bonds may therefore be volatile. If the California Tax-Free Bond Fund were forced to sell a large volume of California Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of the Fund's portfolio.

 California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet a Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget

                                                                      PROSPECTUS
shortfalls. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.

 Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

 There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 The performance of each class of shares of the Funds may be advertised from time to time in terms of yield, tax-equivalent yield and average annual total return. These performance figures, are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

 The yield of Class C shares is calculated by dividing the net investment income per share earned during a specified period (usually 30 days or one month) by its net asset value (which does not include the maximum contingent-deferred sales charge), on the last day of such period and annualizing the result. That is, the amount of income generated by an investment during the month is assumed to be generated each month during the year and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield of a class of shares is similarly calculated but assumes that a stated federal and/or state income tax rate has been applied to determine the tax-equivalent figure.

 In addition to presenting a standardized total return, from time to time, the Funds also may present nonstandardized cumulative or other total returns, yields, and distribution rates for purposes of advertising and/or sales literature. For example, the performance figure of the Class C shares may be calculated without giving effect to any applicable contingent deferred sales charge.

 Standardized and nonstandardized total return figures for the Funds also may be presented. Average annual total return of a class of shares is based on the overall dollar

PROSPECTUS
or percentage change in value of a hypothetical investment in such shares and assumes that all Fund dividends and capital gain distributions are reinvested in the shares of that class. The standardized average annual total return for Class A shares is calculated assuming you have paid the maximum sales charge, and for Class B and Class C shares assuming on a one-year investment, you have paid the maximum contingent-deferred sales charge, on your hypothetical investment.

 Because of differences in the fees and/or expenses borne by shares of each class of a Fund, the net performance figures on such shares can be expected, at any given time, to vary from the net performance figures for other classes of a Fund. Performance figures are computed separately for each class of shares. The Funds' performance calculations may reflect waivers and/or reimbursements that, if effective, increase the yields and returns payable to shareholders. Any fees that may be imposed by a shareholder servicing agent directly on its customer accounts are not reflected in the performance calculations. Any such fees, if charged, will reduce the actual return received by customers on their investments.

 Additional information about Fund performance is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

                            The Funds and Management

THE FUNDS

 The Funds are two funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds.

 The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). As a Fund shareholder, you are entitled to one vote for each share owned and fractional votes for fractional shares owned. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for

                                                                      PROSPECTUS
certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of each Fund's SAI.

MANAGEMENT

 Wells Fargo Bank is the Funds' investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

 Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management, Inc. ("WFIM") (formerly, First Interstate Capital Management, Inc.) served as investment adviser to the predecessor portfolio of the National Tax-Free Fund. WFIM, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 444 Market Street, San Francisco, California 94105. Prior to October 1, 1995, First Interstate Bank of Washington, N.A., an affiliate of First Interstate Capital Management, Inc. served as investment adviser to the predecessor portfolio to the National Tax-Exempt Fund.

PORTFOLIO MANAGERS

 Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analysts and its California chapter.

PROSPECTUS
 Ms. Laura Milner assumed responsibility for the day-to-day management of the portfolio of the National Tax-Free Fund as of September 1996. Ms. Milner is also co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

 Ms. Mary Gail Walton also is responsible for the day-to-day portfolio management of the National Tax-Free Fund. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been co-portfolio manager of the Fund since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Funds

OPENING AN ACCOUNT

 You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate

                                                                      PROSPECTUS
application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a Fund share is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Funds each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Funds are open Monday through Friday and are closed weekends and standard NYSE holidays (a "Business Day"). The NAV per share for each class of shares is the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily. Shares of a Fund may be purchased on any Business Day through Stephens, the transfer agent, a selling agent (as defined below), or a shareholder servicing agent (as defined below).

 Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

 Class C shares of each Fund are offered continuously at the applicable offering price (NAV) next determined after a purchase order is received in the form specified for the purchase method being used, as described below. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to the Funds promptly.

 Payment must accompany orders placed directly through the transfer agent. When payment for Fund shares through the transfer agent is by a check that is drawn on any member bank of the Federal Reserve System, federal funds normally become available to a Fund on the Business Day after the check is deposited. Checks drawn on a non-

PROSPECTUS
member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order.

 Payments for shares of each class of a Fund are invested in full and fractional shares at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 The minimum initial investment is $100 through the AutoSaver Plan (described below) and otherwise $1,000. Generally, all subsequent investments must be at least $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. However, if the value of your investment in the shares you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. The Company reserves the right to reject any purchase order. If you have questions regarding purchases of shares, please call the Company at 1-800-222-8222, or contact a shareholder servicing agent or selling agent.

 Shares of the Funds may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes -- Special Tax Considerations" in the Funds' SAI.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS C SHARES

 Class C shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specific period. The CDSC will be equal to a percentage of the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at redemption.

 Class C shares redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent-deferred sales charge equal to 1.00% of an amount equal to the lesser of the NAV of your Class C shares at the time of purchase or the NAV of your Class C shares at redemption.

 Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class C shares purchased through reinvestment of dividends or capital gain distributions.

                                                                      PROSPECTUS

 The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class C shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class C shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, such shares are considered redeemed on a first-in, first-out basis so that Class C shares, as applicable, held for a longer period of time are considered redeemed prior to more recently acquired Class C shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges see "Additional Shareholder Services -- Exchange Privilege."

 Contingent-deferred sales charges are waived on redemptions of Class C shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.

 In deciding whether to purchase Class C shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B and Class C shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A, Class B or Class C shares. Call 1-800-222-8222 to obtain a prospectus describing the Funds' other classes of shares.

 You may buy Fund shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASES BY WIRE

1.Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

     Wells Fargo Bank, N.A.
     San Francisco, California
     Bank Routing Number: 121000248

PROSPECTUS
     Wire Purchase Account Number: 4068-000587
     Attention: Stagecoach Funds (Name of Fund) (designate Class C) Account Name(s): Name(s) in which to be registered
     Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

     Wells Fargo Bank, N.A.
     Stagecoach Shareholder Services
     P.O. Box 7066
     San Francisco, California 94120-7066
     Telefacsimile: 1-415-546-0280

4. Share purchases for Class C shares are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class C)" to the address set forth in "Initial Purchases by Wire."

3. Share purchases for Class C shares are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent draws and uses this amount to purchase specified shares of the designated Fund and class on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a

                                                                      PROSPECTUS
minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. An election will be terminated automatically if your Approved Bank Account balance is insufficient to make a scheduled withdrawal or if either your Approved Bank Account or your Fund Account is closed.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing a Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class C)" to the address set forth above. Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for Fund shares through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order for Fund shares is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day after the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Funds is not due until the settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PROSPECTUS

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement on behalf of a Fund with the Company ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees --
 Shareholder Servicing Agent." A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by a Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order generally is executed on the next Business Day after the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on their behalf, typically sends you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.

                    Dividend And Capital Gain Distributions

 Dividends from net investment income of the Funds are declared daily payable to shareholders of record as of the close of regular trading of the NYSE (currently 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. You begin earning dividends on the Business Day after the date your purchase order is effective and continue to earn dividends through the day you redeem your shares. The Funds distribute any capital gains at least annually.

 Dividend and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although dividends and distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the dividends and distributions would ordinarily be taxable to you. All expenses (e.g., shareholder servicing and distribution fees) attributable to a particular class may affect the relative dividend and/or capital gain distributions of such Class.

                                                                      PROSPECTUS

 If you redeem shares before the dividend payment date, any dividends credited to you are distributed on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Funds distribute any capital gains at least annually.

 Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividends and any capital-gain distributions, as discussed below under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options."

                              How To Redeem Shares

 You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits your redemption proceeds, net of any contingent-deferred sales charge (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date).

 To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. A Selling Agent or a Shareholder Servicing Agent may charge separate account, service or transaction fees. Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to the minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

PROSPECTUS
 All redemptions generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust

                                                                     PROSPECTUS
  company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and a Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

 You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

 Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.

 If your expedited redemption request for shares is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially

PROSPECTUS
delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

                                                                      PROSPECTUS

 Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues for you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have several distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

PROSPECTUS

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following dividend and distribution options listed below.

 A. The Automatic Reinvestment Option provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund that paid such dividend or capital gain distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The Fund Purchase Option lets you use your dividend and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class C shares may be invested in Class C shares of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, National Tax-Free Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual Funds (collectively, the "Money Market Mutual Funds"). Distributions paid on Class C shares may not be invested in shares of a non-money market fund with single class of shares.

 C. The Automatic Clearing House Option permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Funds' dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.

 D. The Check Payment Option allows you to receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such distribution. In addition, your Check Payment Option is then converted to the Automatic Reinvestment Option.

 The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

                                                                      PROSPECTUS

EXCHANGE PRIVILEGE

 The exchange privilege is a convenient way to buy shares in the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:


    EXCHANGES BETWEEN                                                  YES NO
    -----------------                                                  --- ---
    Class C shares and Class C shares.................................   X
    Class C shares and a Money Market Mutual Fund.....................   X
    Class C Shares and Class A shares of a non-Money Market Mutual
     Fund.............................................................       X
    Class C shares and Class B shares.................................       X


 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

 . You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . You will not pay a contingent deferred sales charge on any exchange from Class C shares into other Class C shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

 . If you exchange Class C shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than Class C shares.

 . Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.

 You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

PROSPECTUS
                            Management, Distribution
                               and Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. The adviser also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance. For these services, the adviser is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the average daily net assets of each Fund. From time to time, each Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

 Advisory Fees Paid

 For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the California Tax-Free Bond Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets. For the six-month period ended March 31, 1997 and the year ended September 30, 1996, the National Tax-Free Fund paid advisory fees at the annual rate of 0.50% and 0.08%, respectively, of its average daily net assets. For the period prior to September 6, 1996, this includes amounts paid to WFIM by the predecessor portfolio of the National Tax-Free Fund.

 For the year ended December 31, 1995, the California Tax-Free Bond Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

 The Company has entered into shareholder servicing agreements with Wells Fargo Bank and other entities on behalf of each class of Fund shares. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agent for their customers, to provide shareholder administrative and liaison services, with respect to

                                                                      PROSPECTUS
Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive monthly fees, at the annual rate of up to 0.25% of the average daily net assets attributable to Class C shares of the Funds owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of other services to the Funds, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. Wells Fargo Bank and Stephens may delegate certain of their administration duties to sub-administrators.


SPONSOR AND DISTRIBUTOR

 Stephens is the Funds' sponsor and co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

PROSPECTUS

 Stephens, as the Funds' principal underwriter within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of each Class of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Class C Plan for the Funds, the Company may pay to Stephens, as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class C shares. On July 23, 1997, the Company's Board of Directors approved an increase to the fee payable pursuant to the Plans. The new fee, if approved by shareholders at a shareholder meeting scheduled for December 1997, will be 0.75%.

 Distribution-related expenses include the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class C shareholders. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to brokers/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.

 Under the Distribution Agreement, Stephens may enter into selling agreements with Selling Agents that wish to make available Fund shares to their respective customers. Each Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of a Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws that may differ from federal law and any interpretations expressed herein.

                                                                      PROSPECTUS
 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each Fund or class, are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends distributed from a Fund's interest income attributable to taxable securities and net short-term capital gains, if any, and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, such distributions declared in October, November and December and distributed in the following January will be taxable as if they were paid by December 31.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes --
 Disposition of Fund Shares" in the SAIs.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

PROSPECTUS

CALIFORNIA TAX-FREE BOND FUND -- CALIFORNIA STATE INCOME TAXES

 Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

 Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

 Shareholders of the California Tax-Free Bond Fund, including part-year residents of California, should consult their tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund, which may have different consequences from those under federal income tax law. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or other Funds, and such investors should consult with their own tax advisors.

NATIONAL TAX-FREE FUND -- STATE AND LOCAL TAXES

 Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal and state tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, are discussed in the SAI for the Funds.

                                                                      PROSPECTUS
             Prospectus Appendix -- Additional Investment Policies

FUND INVESTMENTS

 Municipal Securities

 The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated bonds that are considered by the investment adviser to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

 The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment adviser to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

 The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment adviser to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

 In the event a security purchased by the California Tax-Free Bond Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.

 Municipal obligations also may include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

PROSPECTUS

 Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

 The National Tax-Free Fund may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

 The Funds' investment adviser, under the supervision of the Board of Directors, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. The National Tax-Free Fund also may purchase unrated municipal lease obligations. The Funds' investment adviser, under the supervision of the Board of Directors, determines the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

 Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment adviser nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

 For a further discussion of factors affecting purchases of municipal obligations by the California Tax-Free Bond Fund, see "Special Considerations Affecting California Municipal Securities" in the SAI.

                                                                      PROSPECTUS

 Taxable Investments

 Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, for the California Tax-Free Bond Fund, from California's personal income tax, or the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

 U.S. Government Obligations

 The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 Forward Commitments, When-Issued Purchases, Stand-by Commitments and Delayed-Delivery Transactions

 The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases,

PROSPECTUS
before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward-commitment basis before settlement when deemed appropriate by the adviser. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

 The National Tax-Free Fund also may acquire "stand-by commitments" with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes.

 Each Fund establishes a segregated account in which it maintains cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to its respective commitments to engage in when-issued purchases and delayed delivery transactions. If the value of these assets declines, the Fund places additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

 Other Investment Companies

 Subject to the limitations of the 1940 Act, the Funds may invest in shares of other unaffiliated open-end investment companies that have a fundamental policy of investing, under normal circumstances, at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Funds. However, the Funds' investment adviser has undertaken to waive its advisory fees with respect to assets so invested.

 In no event may a Fund, together with any company or companies controlled by it, own more than 3% of the total outstanding voting stock of any such company, nor may a Fund, together with any such company or companies, invest more than 5% of its assets in any one such company or invest more than 10% of its assets in securities of all such companies combined. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the National Tax-Free Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

                                                                      PROSPECTUS

 Floating- and Variable-Rate Instruments

 The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

 Wells Fargo Bank, as investment adviser, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days, may be treated as liquid provided that an active secondary market exists. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Illiquid Securities

 The National Tax-Free Fund will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid), if by any reason thereof the value of its aggregate investment in such classes of securities will exceed the applicable limitation described above with respect to its total assets.

 Repurchase Agreements

 The California Tax-Free Bond Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller

PROSPECTUS
defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The California Tax-Free Bond Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Derivative Securities

 The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

INVESTMENT POLICIES AND RESTRICTIONS

 Any fundamental investment policy may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the Funds' SAI. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

 As matters of fundamental policy:

 1. The National Tax-Free Fund may not purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than

                                                                      PROSPECTUS
5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 50% of its total assets may be invested without regard to this 5% limitation.

 2. The National Tax-Free Fund may not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry and the California Tax-Free Bond Fund may not purchase the securities of issuers conducting their principal business activity in the same industry, if immediately after the purchase and as a result thereof, the value of such Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users) and (b) U.S. Government obligations.

 3. The Funds may not borrow money, except in amounts up to 10% of the value of its total assets at the time of borrowing (for the California Tax-Free Bond Fund, only from banks for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets) but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of its net assets.

 4. The National Tax-Free Fund will not at any time knowingly have more than 15% of its net assets in illiquid securities. However, if a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

 5. The California Tax-Free Bond Fund may make loans of portfolio securities in accordance with its investment policies.

 As matters of nonfundamental policy:

 1. The California Tax-Free Bond Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale or maturities of more than seven days, unless the Board of Directors or investment adviser, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists. For a discussion of whether a certain security is excluded from the Fund's limitation see "Illiquid Securities" in this Appendix.

 2. The National Tax-Free Fund may invest up to 15% of the current value of its net assets in illiquid securities.

PROSPECTUS

 For purposes of complying with the Code, the California Tax-Free Bond Fund will diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of its assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIFC
NOT FDIC INSURED
                                                                  SCF179 (10/97)

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 --------------------------------------------------------------------------

 . are NOT FDIC insured
 . are NOT guaranteed by Wells Fargo Bank
 . are NOT deposits or obligations of the Bank
 . involve investment risk, including possible loss of principal.

LOGO
Printed on Recycled Paper                                         SCF179 (10/97)

                                      LOGO


                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------

                                GINNIE MAE FUND


                                    CLASS C


                                October 6, 1997

                                                                      PROSPECTUS
                              STAGECOACH FUNDS(R)
                                GINNIE MAE FUND
                                    CLASS C

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class C shares of the GINNIE MAE FUND -- which is one of the funds of the Stagecoach Family of Funds.

 The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting of securities issued by the Government National Mortgage Association (popularly called "Ginnie Maes"), Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated October 6, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

 ALTHOUGH CERTAIN PORTFOLIO INSTRUMENTS HELD BY THE FUND MAY BE INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY, SHARES OF THE FUND ARE NOT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                        PROSPECTUS DATED OCTOBER 6, 1997

                                                                      PROSPECTUS
                               Table of Contents
                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 5
Explanation of Tables                                    5
How the Fund Works                                       7
The Fund and Management                                 11
Investing in the Fund                                   13
Dividend and Capital Gain Distributions                 19
How to Redeem Shares                                    19
Additional Shareholder Services                         24
Management, Distribution and Servicing Fees             26
Taxes                                                   30
Prospectus Appendix -- Additional Investment Policies  A-1

                                                                      PROSPECTUS

                               Prospectus Summary

 The Fund provides you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Ginnie Mae Fund seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC").

  Under normal market conditions, the Fund currently invests at least 65% of its assets in securities issued by GNMA. The Company's Board of Directors recently approved a change to this policy, and it is anticipated that in the near future the Fund will invest at least 65% of its assets in U.S. Government pass-through securities, such as Ginnie Mae, Fannie Mae and Federal Home Mortgage Corporation securities, but will no longer invest at least 65% of its assets in Ginnie Mae securities. See "How the Fund
  Works -- Investment Objective and Policies" and "Prospectus Appendix --
   Additional Investment Policies" for further information on investments.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in the Fund is not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of the Fund's shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund.

  The market value of investments in fixed-income securities changes in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition does not affect cash income from such securities but is reflected in the Fund's net asset value. For example, the mortgage-backed securities in which the Fund invests are subject to extension

PROSPECTUS
  risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, and prevent reinvestment of the proceeds at higher interest rates. The income from the securities typically remains stable, but the value of the securities may fall and adversely affect the net asset value of the Fund's shares. The Fund also may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) that are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. The debt securities in which the Fund may invest are subject to credit risk, which is the risk that the issuer cannot pay all or a portion of the obligation represented by a particular security.

  The Fund invests primarily in U.S. Government obligations, including securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objective and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q.WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides administrative, transfer agency, dividend disbursing agency and custodial services to the Fund. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees" for further information.

                                                                      PROSPECTUS

Q.HOW DO I INVEST?

A. You may invest by purchasing Class C shares of the Fund at their public offering price, which is the net asset value ("NAV") per share. Class C shares are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of NAV at purchase or NAV at redemption. You may open an account by making an initial investment of at least $1,000, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the Fund is open. See "Investing in the Fund" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends of the Fund are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions paid by the Fund are automatically reinvested in shares of the same class of the Fund at NAV (without a sales charge). You may also elect to receive dividends credited to your Wells Fargo Bank account, distributed in cash, or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that meets the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q.HOW MAY I REDEEM SHARES?

A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. Contingent-deferred sales charges may be charged upon redemption of Class C shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares -- Contingent-Deferred Sales Charges --
     Class C Shares" for more details, or contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.WHAT ARE DERIVATIVES AND DOES THE FUND USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and

PROSPECTUS
    variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q.  WHAT STEPS DOES THE FUND TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser to the Fund, uses a variety of internal risk management procedures to ensure that derivatives' use is consistent with the Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Fund's investment activities, see "How the Fund Works" and "Prospectus Appendix -- Additional Investment Policies."

                                                                      PROSPECTUS
                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS C SHARES

                                                                   GINNIE MAE
                                                                      FUND
                                                                   ----------
  Maximum Sales Charge Imposed on Purchase (as a percentage of
   offering price)................................................    None
  Maximum Sales Charge on Reinvested Dividends....................    None
  Maximum Sales Charge on Redemptions
   Redemption during year 1 ......................................   1.00%
   Redemption after year 1 .......................................   0.00%
   Redemption Fees................................................    None
  Exchange Fees...................................................    None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                    GINNIE MAE
                                                                       FUND
                                                                    ----------
  Management Fee...................................................   0.50%
  Rule 12b-1 Fee/1/................................................   0.50%
  Other Expenses (after waivers or reimbursements)/2/..............   0.58%
                                                                      -----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/3/..............................................   1.58%
                                                                      =====

 --------------
   /1/If the Rule 12b-1 proposal is approved, the maximum Rule 12b-1 Fee would be 0.75%.
   /2/Other Expenses (before waivers or reimbursements) would be 0.65%. /3/Total Fund Operating Expenses (before waivers or reimbursements) would be 1.65% if the Rule 12b-1 proposal is not approved and 1.90% if the proposal is approved.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
  GINNIE MAE FUND                                ------ ------- ------- --------
  Class C Shares................................  $26     $50     $86     $188

 You would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming a 5% annual return and no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
  GINNIE MAE FUND                                ------ ------- ------- --------
  Class C Shares................................  $16     $50     $86     $188


                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares

PROSPECTUS
may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. You may be subject to a contingent-deferred sales charge on purchases of Class C shares of the Fund if you redeem such shares within a specified period. There are no exchange fees. The Company reserves the right to impose a charge for wiring redemption proceeds. See "Investing in the Fund --
 Sales Charges."

 ANNUAL FUND OPERATING EXPENSES , except as indicated below, are based on applicable contract amounts. The amount shown under "Other Expenses" is based on estimated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue.

 Long-term shareholders of the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in the Fund, please see "Investing in the Fund -- How To Buy Shares" and "Management, Distribution and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The annual rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

 The Fund offers certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Fund may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Fund's expenses is included under "The Fund and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," "Distributions Plans" and "Servicing Plans."

                                                                      PROSPECTUS

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 The Fund seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC. This investment objective is fundamental and cannot be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 65% of its total assets in GNMA securities. These securities may bear interest at rates that are not fixed ("floating- and variable-rate instruments") or may be purchased on a "when-issued" or "firm commitment basis."

 On July 23, 1997, the Company's Board of Directors approved the elimination of the existing non-fundamental investment policy of the Ginnie Mae Fund that requires the Fund to invest at least 65% of its total assets in Ginnie Mae securities. The Fund will continue to invest at least 65% of its assets in U.S. Government pass-through securities, such as Ginnie Mae, Fannie Mae and Federal Home Loan Mortgage Corporation securities, but will no longer invest at least 65% of its total assets in Ginnie Mae securities. As a result of this change in non-fundamental investment policy, the Board also has approved the Fund changing its name to the "U.S. Government Income Fund." It is anticipated that these changes will take effect on or about December 12, 1997.

 GNMAs, FNMAs and FHLMCs are mortgage-backed securities representing part ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

 The Fund also may invest in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, and repurchase agreements. The Fund may temporarily invest some of its assets in shares of unaffiliated registered, open-end investment companies, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may also invest in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, and short-term corporate debt obligations. Such temporary

PROSPECTUS
investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The Fund also may lend its portfolio securities. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Fund's SAI.

RISK FACTORS

 The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund and the value of an investment in the Fund to increase or decrease.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The Fund may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

 The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If the Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

 There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix--Additional Investment Policies" and the SAI for further information about investment policies and risks.

                                                                      PROSPECTUS
 Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMS are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Fund's daily net asset value is based, will fluctuate. The Fund is subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Fund invests, and hence the value of your investment in the Fund. The value of the securities in which the Fund invests generally changes inversely to changes in interest rates.

 The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that the Fund, which is a diversified Fund, will meet its investment objective.

 Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Fund may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present the Fund with more principal to invest at lower rates. The converse also tends to be the case.

 Furthermore, there can be no assurance that the U.S. Government would supply financial support to its agencies or instrumentalities, where it is not obligated to do so. Principal on the mortgages underlying the mortgage pass-through securities in which the Ginnie Mae Fund invests may be prepaid in advance of maturity; these prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates. The converse also tends to be the case when interest rates rise.

 S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e.,

PROSPECTUS
the risk that market interest rates may adversely affect the value of the securities in which the Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Average annual total return of a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in the class during a specified period and assumes that all Fund dividends and capital gain distributions are reinvested at NAV in shares of that class. The standardized average annual total return as calculated for Class C shares assumes that you have paid the maximum applicable contingent-deferred sales charge on the hypothetical investment. Cumulative total return is calculated similarly, except that the return figure is aggregated over the relevant time period instead of annualized.

 The yield of a class of shares is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by the NAV of the class on the last day of the period and annualizing the result. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 For purposes of advertising, from time to time, the Fund also may present nonstandardized total returns, yields and, in sales literature, distribution rates. For example, the performance figure of the shares of a class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Fund -- How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

 Because of differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund. Performance figures are computed separately for each class of Fund shares. The Fund's performance figures calculations may reflect waivers and/or reimbursements that, if effective, would increase the yields and returns payable to shareholders. Any fees that may be imposed by a selling agent or shareholder servicing agent directly on its customer accounts are not reflected in the performance calculations. Any such fees, if charged, will reduce the actual return received by customers on their investments.

                                                                      PROSPECTUS

 Additional performance information is contained in the SAI under "Performance Calculations" and the Annual Report, which are available upon request free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the inside front cover of the Prospectus.

                            The Fund and Management

THE FUND

 The Fund is one fund of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds.

 The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about investment options in the Stagecoach Family of Funds. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to five other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

PROSPECTUS

PORTFOLIO MANAGERS

 Ms. Tamyra Thomas assumed responsibility as a co-portfolio manager for the day-to-day management of the Fund as of July 16, 1996. Ms. Thomas is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. degree from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

 Mr. Paul Single assumed responsibility for the day-to-day management of the Fund's portfolio on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                                                                      PROSPECTUS
                             Investing in the Fund

OPENING AN ACCOUNT

 You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800- 222-8222.

 After an application has been processed and an account has been established, subsequent purchases of a different Fund of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

 To invest in the Fund through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of each class of the Fund is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Fund on each day the Fund are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereinafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Fund is open for business each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of computing the NAV, which is expected to fluctuate daily. Shares may be purchased on any day the Fund is open for business.

 Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Fund are valued at current market

PROSPECTUS
prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

 Class C shares are offered continuously at the applicable offering price (NAV) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is placed. The selling agent is responsible for promptly forwarding payment to the Fund for share purchases. Payment must accompany orders placed directly through the transfer agent.

 Payments for shares of each class of the Fund are invested in full and fractional shares at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 The minimum initial investment is generally $1,000. The minimum investment amounts, however are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest TM (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest, please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent. For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.

                                                                      PROSPECTUS

CONTINGENT-DEFERRED SALES CHARGE -- CLASS C SHARES

 Class C shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specific period. The CDSC will be equal to a percentage of the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at redemption.

 Class C shares redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent-deferred sales charge equal to 1.00% of an amount equal to the lesser of the NAV of your Class C shares at the time of purchase or the NAV of your Class C shares at redemption.

 Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class C shares purchased through reinvestment of dividends or capital gain distributions.

 The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class C shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class C shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, such shares are considered redeemed on a first-in, first-out basis so that Class C shares, as applicable, held for a longer period of time are considered redeemed prior to more recently acquired Class C shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges see "Additional Shareholder Services -- Exchange Privilege."

 Contingent-deferred sales charges are waived on redemptions of Class C shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.

 In deciding whether to purchase Class C shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B and Class C shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A, Class B or Class C shares. Call 1-800-222-8222 to obtain a prospectus describing the Fund's other classes of shares.

PROSPECTUS
 You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASE BY WIRE

1.Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

      Wells Fargo Bank, N.A.
      San Francisco, California
      Bank Routing Number: 121000248
      Wire Purchase Account Number: 4068-000587
      Attention: Stagecoach Funds (Name of Fund) (designate Class C) Account Name(s): Name(s) in which to be registered
      Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

      Wells Fargo Bank, N.A.
      Stagecoach Shareholder Services
      P.O. Box 7066
      San Francisco, California 94120-7066
      Telefacsimile: 1-415-546-0280

4. Share purchases for Class C shares are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1.Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class C)" to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

                                                                      PROSPECTUS

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified shares of the designated Fund and class on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable or inappropriate as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

PROSPECTUS
ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (name of Fund) (designate Class C)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for Fund shares through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Fund Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day after the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for Fund shares is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Company ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by a Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your

                                                                      PROSPECTUS
share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.

                    Dividend and Capital Gain Distributions

 Dividends of the Fund are declared daily payable to shareholders of record as of the close of regular trading of the NYSE (currently, 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. You begin earning dividends on the Business Day after the date your purchase order is effective and continue to earn dividends through the day you redeem your shares. The Fund intends to distribute any capital gains at least annually.

 Dividend and capital-gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses that are attributable to a particular class also may affect the relative dividend and/or capital gains distributions of such class.

 If you redeem shares before the dividend payment date, any dividends credited to you are distributed on the following dividend payment date unless you have redeemed all shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds.

 Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

                              How To Redeem Shares

 You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds, net of any contingent-deferred sales charge (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is

PROSPECTUS
not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of the security holders of the Fund. In addition, the Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by a Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is the Fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of the Fund after you have made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to the required minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Fund --How To Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

                                                                      PROSPECTUS

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or to your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution", which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

 You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

PROSPECTUS

 Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.

 If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your designated Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have the Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your designated Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

                                                                      PROSPECTUS

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with the Selling Agent and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent

PROSPECTUS
are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds is credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues for you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have several distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following distribution options listed below.

 A. The Automatic Reinvestment Option provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund that paid such distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The Fund Purchase Option lets you use your dividend and/or capital gain distributions from the Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class C shares may be invested in Class C shares of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, National Tax-Free Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Money Market Mutual Funds"). Distributions paid on Class C shares may not be invested in shares of a non-money market fund with a single class of shares.

 C. The Automatic Clearing House Option permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Fund's

                                                                      PROSPECTUS
dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.

 D. The Check Payment Option lets you receive a check for all dividend and/or capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. In addition, your Check Payment Option is then converted to the Automatic Reinvestment Option.

 The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

EXCHANGE PRIVILEGE
 The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:


    EXCHANGES BETWEEN                                                  YES NO
    -----------------                                                  --- ---
    Class C shares and Class C shares.................................   X
    Class C shares and a Money Market Mutual Fund.....................   X
    Class C shares and Class A shares of a non-Money Market Mutual
     Fund.............................................................       X
    Class C shares and Class B shares.................................       X


 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

 . You must exchange the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

PROSPECTUS

 . You will not pay a contingent deferred sales charge on any exchange from Class C shares into other Class C shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

 . If you exchange Class C shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than Class C shares.

 . The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

 You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

                  Management, Distribution And Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. The adviser also furnishes the Board of Directors with periodic reports on the Fund's investment strategy and performance. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to a monthly investment advisory fee at an annual rate equal to 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% in excess of $500 million. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

 Advisory Fees Paid

 For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund paid advisory fees to Wells Fargo bank at the annual rate of 0.50% of its average daily net assets. For the year ended December 31, 1995, the Fund paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% of its average daily net assets.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank

                                                                      PROSPECTUS
charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

 The Fund has entered into shareholder servicing agreements with Wells Fargo Bank and other entities on behalf of each class. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide administrative services with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records, aggregating and placing purchase, exchange and redemption transactions, and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at an annual rate of up to 0.25% of the average daily net assets attributable to each Class of shares of the Fund, owned during the period by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no event will the fees paid exceed the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administration duties to sub-administrators.

PROSPECTUS

SPONSOR AND DISTRIBUTOR

 Stephens is the Fund's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the Fund's principal underwriter within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing the shares of the Fund. The Company also has adopted a Distribution Plan on behalf of each Class of the Fund under the SEC's Rule 12b-1 ("Plans"). Under the Class C Plan for the Fund, the Company may pay to Stephens, as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class C shares. On July 23, 1997, the Company's Board of Directors approved an increase to the fee payable pursuant to the Plans. The new fee, if approved by shareholders at a shareholder meeting scheduled for December 1997, will be 0.75%.

 Distribution-related expenses include the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class C shareholders. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of the Fund's shares.

 Under the Distribution Agreement, Stephens may enter into selling agreements with Selling Agents that wish to make available Fund shares to their respective customers. On behalf of the shares of the Fund, the Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated to the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

                                                                      PROSPECTUS
  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws that may differ from federal law and any interpretations expressed herein.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to the Fund or a class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the Company's funds in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

PROSPECTUS

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net capital gains are designated as capital gain distributions and are generally taxable to the Fund's shareholders as long-term capital gains. See "Federal Income Taxes -- Capital Gain Distributions" in the SAI. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes --
 Disposition of Fund Shares" in the SAI.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

                                                                      PROSPECTUS
             Prospectus Appendix -- Additional Investment Policies

FUND INVESTMENTS

 Temporary Investments

 The Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Fund may purchase include, among other things, U.S. government obligations, shares of other mutual Fund, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional Information.

 U.S. Government Obligations

 The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 Mortgage-Related Securities

 The Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of

PROSPECTUS
the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

 The Fund also may invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

 Mortgage Participation Certificates

 FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

 These mortgage-backed securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The GNMA securities in which the Fund will invest are of the "modified" type, which entitles the holder of such certificates to receive its share of all interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether or not the mortgagors actually make the payments.

PROSPECTUS
 The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

 Other Asset-Backed Securities

 The Fund may invest in asset-backed securities that are unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.

 Stripped Obligations

 The Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal

PROSPECTUS
payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

 Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions

 The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. During the period between commitment and settlement, no payment is made by the Fund and no interest accrues to the Fund. In some instances, the Fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. For example, a securities dealer may seek to purchase a particular security which the Fund owns. The Fund will sell that security to the dealer and simultaneously enter into a "firm commitment" agreement to buy back the same security at a future date, as described above. The net effect of these transactions is to generate income for the Fund since the dealer is willing to execute these transactions at prices favorable to the Fund in order to acquire the specific security which it buys in the initial purchase transaction. Wells Fargo Bank will limit these transactions to a maximum of 35% of the Fund's total assets. There is a risk that a party with whom the Fund enters into when-issued or firm commitment agreements may not perform its obligation to deliver or purchase the securities, which could result in a gain or loss to the Fund. To minimize the risk of default, the Fund enters into such transactions only with those major banks and non-bank U.S. Government securities dealers who are recognized by the Board of Governors of the Federal Reserve System as primary dealers. As described further in its SAI, the Fund may purchase certain securities on a when-issued basis, although it currently does not expect to invest more than 5% of its assets in such securities.

                                                                      PROSPECTUS
 Commercial Paper

 The Fund may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Commercial paper may include floating- and variable-rate instruments.

 Floating- and Variable-Rate Instruments

 The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Other Investment Companies

 The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.

PROSPECTUS

 Illiquid Securities

 The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

 Foreign Obligations

 The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth in "How the Fund Works -- Investment Objectives and Policies," is not fundamental; that is, it may be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the Fund's SAI. If the Board of Directors determines that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.

 Fundamental Investment Policies

 If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 10% of its net assets invested in illiquid securities.

 As matters of fundamental policy, the Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result more than 5% of the value of

                                                                      PROSPECTUS
the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) make loans of portfolio securities in accordance with its investment policies; and (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund may invest 25% or more of its assets in U.S. Government Obligations. As a matter of fundamental policy, the Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. The Fund may not purchase investments while any such outstanding borrowing exceeds 5% of the Fund's net assets.

 With respect to fundamental investment policy (i) above, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. With respect to fundamental investment policy concerning bank borrowing above, the Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to fundamental investment policy (ii) above, the Fund does not intend to put at risk more than 5% of its assets during the coming year.

 Nonfundamental Investment Policies

 As a matter of nonfundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

 Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED                                                  SCF176 (10/97)

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 --------------------------------------------------------------------------

 . are NOT FDIC insured
 . are NOT guaranteed by Wells Fargo Bank
 . are NOT deposits or obligations of the Bank
 . involve investment risk, including possible loss of principal.

LOGO
Printed on Recycled Paper                                         SCF176 (10/97)

                                      LOGO

                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------

                  NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS

                                October 6, 1997

                                                                      PROSPECTUS

                              STAGECOACH FUNDS(R)
                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                              INSTITUTIONAL CLASS

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about the Institutional Class shares offered by one fund of the Stagecoach Family of Funds -- the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND (the "Fund").

 THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve this objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated October 6, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling (800) 260-5969.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES THE FUND WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                        PROSPECTUS DATED OCTOBER 6, 1997

PROSPECTUS

 The Fund currently invests all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"), an open-end, management investment company, rather than directly in a portfolio of securities. The Master Portfolio has the same investment objective as the Fund and the Fund's performance corresponds directly with the Master Portfolio's performance. REFERENCES TO THE INVESTMENTS, INVESTMENT POLICIES AND RISKS OF THE FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS, INVESTMENT POLICIES AND RISKS OF THE MASTER PORTFOLIO.

 On July 23, 1997, the Company's Board of Directors approved an agreement and plan of consolidation to reorganize the funds of another investment company, Overland Express Funds, Inc., with and into certain funds of the Company (the "Consolidation"). If the Consolidation is completed as anticipated, the Master Portfolio will be dissolved in December of 1997. The Fund will no longer invest its assets in the Master Portfolio, but instead will invest directly in a portfolio of securities. The Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser, to manage its assets in substantially the same manner as Wells Fargo Bank currently manages the Master Portfolio's assets and for the same level of advisory fees.

                                                                      PROSPECTUS
                               Table of Contents
                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 3
Explanation of Tables                                    3
How the Fund Works                                       4
The Fund and Management                                  8
Investing in the Fund                                   10
Exchanges                                               14
Dividends and Capital Gain Distributions                15
Management and Servicing Fees                           15
Taxes                                                   18
Prospectus Appendix -- Additional Investment Policies  A-1

                                                                      PROSPECTUS
                               Prospectus Summary

 The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Fund seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund, which is a diversified portfolio, seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. Under normal market conditions, substantially all of the Fund's assets are invested in municipal obligations that are exempt from federal income tax. The Fund invests in securities with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "How the Fund Works--
     Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages the Fund's investments. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. "The Fund and Management" and "Management and Servicing Fees" for further information.

PROSPECTUS

Q.  HOW DO I INVEST?

A. Qualified investors may invest by purchasing Institutional Class shares of the Fund at the net asset value per share without a sales charge ("NAV") . Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. The minimum initial purchase amount is $150,000, with minimum subsequent purchase amounts of $25,000 or more in each account, although certain exceptions to these minimums may be available. Investors wishing to purchase the Fund's Institutional Class shares should contact their account representatives. See "Investing in the Fund" for additional information.

Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends from net investment income are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional Institutional Class shares of the Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem shares at NAV, without charge by the Company. Institutional Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund --Redemption of Institutional Class Shares."

                                                                      PROSPECTUS
                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES
                           INSTITUTIONAL CLASS SHARES

Maximum Sales Charge on Purchases (as a percentage of offering price).... None
Maximum Sales Charge on Reinvested Distributions......................... None
Maximum Sales Charge on Redemptions...................................... None
Redemption Fees.......................................................... None
Exchange Fees............................................................ None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee (after waivers or reimbursements)/1/...................... 0.19%
Rule 12b-1 Fee........................................................... None
Other Expenses (after waivers or reimbursements)/2/...................... 0.11%
                                                                          ----
TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/3/....... 0.30%
                                                                          ====

--------------
/1/Management Fees (before waivers or reimbursements) would be 0.30%.
/2/Other Expenses (before waivers or reimbursements) would be 0.47%.
/3/Total Fund Operating Expenses (before waivers or reimbursements) would be
   0.77%.
Note: The table does not reflect any charges that may be imposed by Wells Fargo Bank or another Institution directly on certain customer accounts in connection with an investment in the Fund.



EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund's Institutional Class shares, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Institutional Class Shares......................  $ 3     $10     $17     $38


                             Explanation of Tables

 The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

PROSPECTUS
 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when an investor buys or sells Fund shares. Fund shares are sold with no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the prior fiscal year and where indicated have been restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current fiscal year, except that "Other Expenses" are based on estimated amounts for the current year. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objectives and related policies of the Fund. The Fund seeks to provide investors with a high level of income exempt from federal income tax while preserving capital and liquidity. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund, which is a diversified portfolio, seeks to achieve its investment objective by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen (13) months.

 Wells Fargo Bank, as investment adviser to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

                                                                      PROSPECTUS

 The Fund may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, including cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Fund also may invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments most likely would be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such tax.

 As a matter of fundamental policy which can not be changed without shareholder approval, at least 80% of the net assets of the Fund are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Fund seeks to invest substantially all of its assets in such municipal obligations. The Fund's investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

 Additional information about the Fund's investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies."

 The Master Portfolio

 The Fund currently invests all of its assets in a corresponding Master Porfolio with an identical investment objective. As discussed above, the Company's Board of Directors has voted to approve the Consolidation and the dissolution of the Master Portfolio. The Consolidation and dissolution are expected to occur December 15, 1997. Upon completion of the Consolidation and dissolution, the Fund will invest all of its assets directly in a portfolio of securities and will no longer invest in the Master Portfolio. The Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser, to manage its assets. For additional information about the existing master/feeder structure, including information on shareholder voting rights and additional options for investment in the Master Portfolio, please see the Fund's SAI. You may obtain a copy of the SAI free of charge by calling 1-800-260-5969.

PROSPECTUS
RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that

                                                                      PROSPECTUS
bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund. These risks should be lessened because the Fund invests in high-quality, short-term securities.

 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about the Fund's investment policies and risks.

PERFORMANCE

 The performance of the Fund may be advertised from time to time in terms of current yield, effective yield, and average annual total return. In addition, the Fund's performance may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Yield refers to the income generated by an investment in a class of shares of the Fund over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from a class of shares of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent and effective tax-equivalent yields assume that a stated income tax rate has been applied to determine the tax-equivalent figures.

 Average annual total return is based on the overall dollar or percentage change of an investment in the Fund and assumes the investment is at NAV and all dividends and distributions are also reinvested at NAV in shares of the Fund.

 In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates.

PROSPECTUS
 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report. The SAI and the Annual Report (when available) may be obtained upon request without charge by calling the Company at (800) 260-5969 or by writing the Company at the address shown on the front cover of the Prospectus.

                            The Fund and Management

THE FUND

 The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds. The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. Each class of shares represents an equal proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the front cover of the Prospectus. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Upon completion of the Consolidation and the dissolution of the Master Portfolio, Wells Fargo Bank will serve as the Fund's investment adviser, administrator, custodian and transfer and dividend disbursing agent. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser or sub-adviser

                                                                      PROSPECTUS
to other separately managed series of the Company, and to other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

 Wells Fargo Bank deals, trades and invests for its own account in the types of securities in which the Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Fund. Wells Fargo Bank has informed the Company that in making its investment decisions it does not obtain or use material inside information in its possession. Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

                            -----------------------

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

PROSPECTUS

                             Investing in the Fund

 Institutional Class shares of the Fund may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 9:00 a.m. (Pacific time).

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Fund's shares as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each Business Day. The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Fund seeks to maintain a constant $1.00 per share NAV, although there can be no assurance that it will be able to do so.

 The Fund's NAV is calculated on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

PURCHASE OF INSTITUTIONAL CLASS SHARES

 Institutional Class shares of the Fund are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Fund to the Institution involved. The minimum initial purchase amount on Institutional Class shares is $150,000 and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.

                                                                      PROSPECTUS

 Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Institutional Class shares. Customers' beneficial ownership of Institutional Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Class shares of the Fund should contact their account representatives.

 Institutional Class shares of the Fund are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company by 9:00 a.m. (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.

 Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders.

 Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Institutional Class shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

 The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Institutional Class shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS FOR DIRECT PURCHASES BY INSTITUTIONS

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

 Wells Fargo Bank, N.A.
 San Francisco, California
 Bank Routing Number: 121000248
 Wire Purchase Account Number: 4068-000587
 Attention: Stagecoach Funds (Name of Fund and designate Institutional Class) Account Name(s): Name(s) in which to be registered
 Account Number: (if investing into an existing account)

PROSPECTUS

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

 Wells Fargo Bank, N.A.
 Stagecoach Shareholder Services
 P.O. Box 7066
 San Francisco, California 94120-7066
 Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

STATEMENTS AND REPORTS

 Institutions (or their nominees) typically send investors a confirmation or statement of the account after every transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.

REDEMPTION OF INSTITUTIONAL CLASS SHARES

 Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Institutional Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Class shares normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund.

 When Institutional Class shares are redeemed directly from the Fund, the Company ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up

                                                                      PROSPECTUS
to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

 To be accepted by the Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Institutional Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

 All redemptions of Institutional Class shares of the Fund are made in cash, except that the commitment to redeem Institutional Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, the investors would incur brokerage charges.

REDEMPTIONS BY TELEPHONE

 Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

PROSPECTUS

                                   Exchanges

 Institutional Class shares of the Fund may be exchanged for Institutional Class shares of one of the Company's other funds in an identically registered account (provided that shares of the fund to be acquired are registered for sale in the investor's state of residence) at respective net asset values. Investors wishing to exchange Institutional Class shares should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969. Before making an exchange from the Fund, an investor should observe the following:

 . Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by the Fund to the Institution involved.

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and the purchase of shares of another fund.

 . You must exchange at least the minimum initial purchase amount of the Fund you are redeeming unless you have already met the minimum initial purchase amount of the fund you are purchasing.

 . The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 day before discontinuing or modifying the exchange privilege.

 . No fees are currently charged to investors by the Company in connection with exchanges through the Company although the Company reserves the right, upon not less than 60 days' written notice, to charge investors a nominal exchange fee in accordance with rules promulgated by the SEC.

 In addition, Institutional Class shares of the Fund may be exchanged for Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo Bank or another bank, trust company or thrift institution, or in certain other cases where Institutional Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for the Fund's Institutional Class shares if the shares are to be held in such a qualified trust, agency or custodial account.

                                                                      PROSPECTUS

                    Dividend and Capital Gain Distributions

 Dividends from net investment income of the Fund are declared daily payable to Institutional Class shareholders of record as of 9:00 a.m. (Pacific time). Institutional Class shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Fund declares and distributes any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividends and/or capital-gain distributions of a class of shares.

 Dividends declared in a month generally are distributed on the last Business Day of that month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive payment in cash.

                         Management and Servicing Fees

INVESTMENT ADVISER

 Upon completion of the Consolidation and the dissolution of the Master Portfolio, and subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, will provide investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank will be entitled to a monthly investment advisory fee at the annual rate of 0.30% of the Fund's average daily net assets, and may waive such fee in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's yield. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

ADVISORY FEES PAID

 For the six months ended March 31, 1997 and the period from commencement of operations (April 2, 1996) to September 30, 1996, the National Tax-Free Money Market Master Portfolio did not pay any advisory fees on behalf of the National Tax-Free Money Market Mutual Fund.

PROSPECTUS

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS

 The Company has entered into Shareholder Servicing Agreements with Wells Fargo Bank and other Institutions on behalf of the Institutional Class shares of the Fund. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the Institutional Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and

                                                                     PROSPECTUS
officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

SPONSOR AND DISTRIBUTOR

 Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents (previously defined as Selling Agents) that wish to make Fund shares available to their respective customers.

  Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator, or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

PROSPECTUS

                                     Taxes

 Dividends distributed from the Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends attributable to the Fund's interest income from taxable securities and short-term capital gains are taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net capital gains, if any, are designated as capital gain distributions and generally are taxable to the Fund's shareholders as long-term capital gains. See "Federal Income Taxes -- Capital Gain Distributions" in the SAI.

 Dividend and capital gain distributions will be taxable when paid, whether investors take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed in the following January will be treated as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, where applicable, are discussed in the SAI.

                                                                     PROSPECTUS
             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

 Set forth below is a description of certain permissible investments and investment policies of the Fund. Additional information about the Fund's investments is contained in the Fund's SAI. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE MASTER PORTFOLIO IN WHICH THE FUND INVESTS ITS ASSETS.

 The Fund may invest in the following:

  (i) certain municipal obligations;

  (ii) certain U.S. Government obligations;

  (iii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC;

  (iv) commercial paper rated at the date of purchase P-1 by Moody's or "A-1+" or "A-1" by S&P;

  (v) certain floating- and variable-rate instruments;

  (vi) certain repurchase agreements;

  (vii) foreign bank obligations; and

  (viii) certain securities issued by other investment companies.

 Municipal Obligations

 The Fund may invest in various types of municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income tax and not subject to the federal alternative minimum tax.

PROSPECTUS

 The Fund will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

  (i) long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;

  (ii) municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" "SP-1" or "SP-2" by S&P; and

  (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+", or "A-1" or "A-2" by S&P.

 U.S. Government Obligations

 The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 Other Investment Companies

 Subject to the limitations set forth below and in the 1940 Act, the Fund may invest in securities of other investment companies. For temporary investments, the Fund may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities subject to the limits set forth under Section 12 of the 1940 Act, provided however, that any such company has a policy of investing, under normal market conditions, at least 80% of its net assets in obligations that are exempt from federal income tax and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund.

 Floating- and Variable-Rate Instruments

 The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These

                                                                      PROSPECTUS
adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collaterallized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Letters of Credit

 Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

 Foreign Obligations

 The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

PROSPECTUS

 Taxable Investments

 Pending the investment of proceeds from the sale of shares of the Fund or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, including the following taxable high-quality money market instruments: (i) U.S. Government Obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

 Moreover, the Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

 Illiquid Securities

 Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund may not hold more than 10% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans may be subject to this limitation.

 If otherwise consistent with its investment objective and policies, the Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth in the "How the Fund Works -- Investment Objective and Policies" section, is fundamental. Accordingly, such

                                                                      PROSPECTUS
investment objective and policies may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus. Additional information about the Fund's investment policies and restrictions is contained in the SAI under "Investment Restrictions."

 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments by the Fund may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities and enter into repurchase agreement transactions in accordance with its investment policies; (iii) not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purposes of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds and notes is the ultimate responsibility of non-governmental entities),
(b) U.S. Government obligations, and (c) certain obligations of domestic banks; and (iv) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

 As matters of non-fundamental policy the Fund may: (i) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or the existence of legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and restricted securities (which include securities that must be registered under the 1933 Act before they may be offered to the public).

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED                                                  SCF175 (10/97)

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 --------------------------------------------------------------------------


 . are NOT FDIC INSURED
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank
 . involve investment risk, including possible loss of principal.
 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a Fund will meet this goal. Yields will vary with market conditions.


LOGO
Printed on Recycled Paper                                         SCF175 (10/97)

                                      LOGO

                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------

                         PRIME MONEY MARKET MUTUAL FUND

                       TREASURY MONEY MARKET MUTUAL FUND

                              ADMINISTRATIVE CLASS

                                October 6, 1997

                                                                      PROSPECTUS

                              STAGECOACH FUNDS(R)

                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              ADMINISTRATIVE CLASS

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Administrative Class shares offered by two funds of the Stagecoach Family of Funds -- the PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS (each, a "Fund" and collectively, the "Funds").

 The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal.

 AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated October 6, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES THE FUNDS WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                        PROSPECTUS DATED OCTOBER 6, 1997

                                                                      PROSPECTUS
                               Table of Contents
                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 3
Explanation of Tables                                    3
How the Funds Work                                       4
The Funds and Management                                10
Investing in the Funds                                  11
Exchanges                                               15
Dividend and Capital Gain Distributions                 16
Management and Servicing Fees                           17
Taxes                                                   19
Prospectus Appendix -- Additional Investment Policies  A-1

                                                                      PROSPECTUS
                               Prospectus Summary

 The Funds provide investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Funds' Prospectus and SAI.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

  The TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to seek its objective by investing its assets only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations, which have remaining maturities not exceeding 397 days (13 months).

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. A Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which each Fund invests. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" in this Prospectus and "Additional Investment Activities" in the SAI for further information about Fund investments and related risks.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as each Fund's investment adviser, manages the Fund's investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and selling agent for the Funds. See "The Funds and Management" and "Management and Servicing Fees" for further information.

PROSPECTUS

Q.  HOW DO I INVEST?

A. Qualified investors may invest by purchasing Administrative Class shares of the Funds at the net asset value per share without a sales charge ("NAV"). Qualified investors include certain customers of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the customer's account with the Institution under the terms of the customer's account agreement with the Institution. The minimum initial purchase amount on Administrative Class shares is $150,000 and the minimum subsequent purchase amount on such shares is $25,000, although certain exceptions to these minimums may be available. Investors wishing to purchase a Fund's Administrative Class shares should contact their account representatives. See "Investing in the Funds" for additional information.

Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends from net investment income of a Fund are declared daily and distributed monthly and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional Administrative Class shares of such Fund at NAV. Shareholders may also elect to receive dividends in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem shares at NAV, without charge by the Company. Administrative Class shares held by an Institution on behalf of its customers must be redeemed under the terms of the customer's account agreement with the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Funds -- Redemption of Administrative Class Shares."

                                                                      PROSPECTUS
                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES
                          ADMINISTRATIVE CLASS SHARES

                                            PRIME MONEY       TREASURY MONEY
                                         MARKET MUTUAL FUND MARKET MUTUAL FUND
                                         ------------------ ------------------
  Maximum Sales Charge Imposed on
   Purchases (as a percentage of
   offering price).....................         None               None
  Maximum Sales Charge on Reinvested
   Distributions.......................         None               None
  Maximum Sales Charge on Redemptions..         None               None
  Redemption Fees......................         None               None
  Exchange Fees........................         None               None

                        ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                            PRIME MONEY       TREASURY MONEY
                                         MARKET MUTUAL FUND MARKET MUTUAL FUND
                                         ------------------ ------------------
  Management Fee (after waivers or
   reimbursements)/1/...................        0.12%              0.12%
  Rule 12b-1 Fee........................        None               None
  Other Expenses........................        0.28%              0.28%
                                                ----               ----
  TOTAL FUND OPERATING EXPENSES (after
   waivers or reimbursements)/2/........        0.40%              0.40%
                                                ====               ====

--------------
 /1/Management Fee (before waivers or reimbursements) would be 0.25% for each
    Fund.
 /2/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.53% for each Fund.

 Note: The table does not reflect any charges that may be imposed by Wells
    Fargo Bank or another Institution   directly on certain customer accounts
    in connection with an investment in a Fund.

 EXAMPLE OF EXPENSES

 An investor would pay the following expenses on a $1,000 investment in a Fund's Administrative Class shares, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  Prime Money Market Mutual Fund................  $ 4     $13     $22     $51
  Treasury Money Market Mutual Fund.............  $ 4     $13     $22     $51

                             Explanation of Tables

 The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will pay directly or indirectly. The tables do not reflect any changes that may be imposed by Wells Fargo Bank or another Institution directly on its customer accounts in connection with an investment in a Fund.

PROSPECTUS

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when an investor buys or sells Fund shares. Administrative Class shares are sold with no shareholder transaction expenses imposed by the Company. The Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the prior fiscal year and where indicated have been restated to reflect voluntary fee waivers and expense reimbursements expected to reduce expenses during the current fiscal year, except that "Other Expenses" are based on estimated amounts for the current fiscal year. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements will reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

                               How The Funds Work

INVESTMENT OBJECTIVES AND POLICIES

 Set forth below is a description of the investment objectives and related policies of the Funds. Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that either Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.

 THE PRIME MONEY MARKET MUTUAL FUND seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

 THE TREASURY MONEY MARKET MUTUAL FUND seeks to provide investors with current income and stability of principal. The Fund's fundamental policy is to invest

                                                                      PROSPECTUS
only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations, which have remaining maturities not exceeding 397 days (13 months).

 The Funds' investment objectives, and the Treasury Money Market Mutual Fund's fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the particular Fund.

 All securities acquired by the Funds will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

 U.S. Treasury and U.S. Government Obligations. The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Mutual Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S.

PROSPECTUS
Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 The Prime Money Market Mutual Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

 In addition to the types of instruments described above, the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

 The Prime Money Market Mutual Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations. Certain types of commercial paper are issued only in private placements and may be subject to restrictions on resale and are therefore less liquid.

 The Prime Money Market Mutual Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

 The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables

                                                                      PROSPECTUS
or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations issued by private companies.

 The Funds may attempt to increase yields by trading to take advantage of short-term market variations which may result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

 A more complete description of the Funds' investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

RISK FACTORS

 Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in a Fund. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

  Under the 1940 Act, each Fund must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. Each Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days. In addition, a Fund purchase must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Company's Board of Directors).

PROSPECTUS

 The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

 Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, each Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the Funds' investment adviser, prohibit the purchase for a Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for either Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, neither Fund may invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and which resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

 The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

                                                                      PROSPECTUS

 Since the Prime Money Market Mutual Fund may purchase U.S. dollar-denominated securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.

 Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

 Yield refers to the income generated by an investment in a class of a Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes that the income earned from the shares is reinvested at NAV in shares of the same class of a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual total return of Administrative Class shares is based on the overall dollar or percentage change of an investment in such shares and assumes the investment is at NAV and all dividends and any capital-gain distributions attributable to a class are also reinvested at NAV in shares of the class.

 In addition to presenting these standardized performance calculations, at times, the Funds may also present non-standard performance figures, such as yields and effective

PROSPECTUS
yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Funds, the performance figures on one class of shares can be expected, at any given time, to vary from the performance figures for other classes of the Funds.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the front cover of the Prospectus.

                            The Funds And Management

THE FUNDS

 The Funds are two funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds. The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. See "Management" in the SAI for more information on the Company's Directors and Officers. Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-260-5969 or write the Company at the address shown on the front cover of the Prospectus. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as each Fund's investment adviser, administrator, custodian, transfer agent and dividend disbursing agent (the "Transfer Agent"). In addition, Wells Fargo Bank serves as a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western

                                                                      PROSPECTUS
United States. As of August 1, 1997 Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds (or the master portfolio in which a fund may invest) of the Company, and as investment adviser or sub-adviser to separately managed funds of other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing In The Funds

 Administrative Class shares may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends, federal bank, and New York Stock Exchange ("NYSE") holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon (Pacific time).

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of each class is its NAV. Wells Fargo Bank calculates the NAV of each class of the Funds as of 12:00 Noon and 1:00 p.m. (Pacific time) on each

PROSPECTUS
Business Day. The NAV per share of each class of shares of a Fund is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of outstanding shares of that class. All expenses, including fees paid to the investment adviser and administrator, are accrued daily and taken into account for the purpose of determining the NAV. As noted above, the Funds seek to maintain a constant $1.00 NAV share price, although there is no assurance that they will be able to do so.

 Each Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

PURCHASE OF ADMINISTRATIVE CLASS SHARES

 Administrative Class shares of the Funds are sold at NAV (without a sales charge) on a continuous basis primarily to certain customers ("Customers") of affiliate, franchise or correspondent banks of Wells Fargo & Company and other selected institutions (previously defined as Institutions). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share purchases and redemptions are sent by the Funds to the Institution involved. The minimum initial purchase amount on Administrative Class shares is $150,000 and the minimum subsequent purchase amount on such shares is $25,000. Investors in various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent purchase amount requirements.

 Institutions (or their nominees), acting on behalf of their Customers, normally are the holders of record of Administrative Class shares. Customers' beneficial ownership of Administrative Class shares is reflected in the account statements provided by Institutions to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds is governed by the Customers' account agreements with an Institution. Investors wishing to purchase Administrative Class shares of the Funds should contact their account representatives.

 Administrative Class shares of the Funds are sold at the NAV per share next determined after a purchase order has become effective. Purchase orders placed by an Institution must be received by the Company by 12:00 Noon (Pacific time) on any Business Day. Payment for such shares may be made by Institutions in federal funds or other funds immediately available to the custodian no later than 1:00 p.m. (Pacific time) on that Business Day.

                                                                     PROSPECTUS

 Institutions are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to a Fund or its shareholders.

 Institutions may charge certain account fees depending on the type of account the investor has established with the Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described under "Management and Servicing Fees." Payment for Administrative Class shares of a Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

 The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of Administrative Class shares is recorded on the Company's books, and share certificates are not issued.

WIRE INSTRUCTIONS FOR DIRECT PURCHASES BY INSTITUTIONS

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

                 Wells Fargo Bank, N.A.
                 San Francisco, California
                 Bank Routing Number: 121000248
                 Wire Purchase Account Number: 4068-000587
                 Attention: Stagecoach Funds (Name of Fund and designate Administrative Class)
                 Account Name(s): Name(s) in which to be registered Account Number: (if investing into an existing account)

3. A completed Account Application should be sent by telefacsimile, with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

                 Wells Fargo Bank, N.A.
                 Stagecoach Shareholder Services
                 P.O. Box 7066
                 San Francisco, California 94120-7066
                 Telefacsimile: 1-415-546-0280

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

PROSPECTUS

STATEMENTS AND REPORTS

 Institutions (or their nominees) typically send investors a confirmation or statement of the account after every transaction that affects their share balance or the Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, shareholders receive financial statements.

REDEMPTION OF ADMINISTRATIVE CLASS SHARES

 Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Administrative Class shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Institution. Institutions are responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Administrative Class shares of the Funds normally are wired to the redeeming Institution the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Funds or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

 When Administrative Class shares are redeemed directly from the Funds, the Company ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

 To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund's name and account registration from which the Administrative Class shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to

                                                                      PROSPECTUS
provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

 All redemptions of Administrative Class shares of the Funds are made in cash, except that the commitment to redeem Administrative Class shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Funds at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Funds are valued. If the recipient were to sell such securities, the investors would incur brokerage charges.

REDEMPTIONS BY TELEPHONE

 Telephone exchange or redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the shareholder of record and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                   Exchanges

 Administrative Class shares of a Fund may be exchanged for Administrative Class shares of another Fund or for Institutional Class shares of one of the Company's non-money market funds in an identically registered account (provided that shares of the fund to be acquired are registered for sale in the investor's state of residence) at respective net asset values. Investors wishing to exchange Administrative Class shares should contact their account representatives. Investors with questions may call the Company at 1-800-260-5969. Before making an exchange from a Fund, an investor should observe the following:

 . Exchange transactions are effected through a Customer's account at an Institution under the terms of the Customer's account agreement with the Institution, and confirmations of share exchanges are sent by the Fund to the Institution involved.

PROSPECTUS

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and the purchase of shares of another fund.

 . You must exchange at least the minimum initial purchase amount of the Fund you are redeeming unless you have already met the minimum initial purchase amount of the fund you are purchasing.

 . The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

 . No fees are currently charged to investors by the Company in connection with exchanges through the Company although the Company reserves the right, upon not less than 60 days' written notice, to charge investors a nominal exchange fee in accordance with rules promulgated by the SEC.

 In addition, Administrative Class shares of the Funds may be exchanged for Class A shares in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a Wells Fargo Bank or another bank, trust company or thrift institution, or in certain other cases where Administrative Class shares are not held in such qualified accounts. Similarly, Class A shares may be exchanged for each Fund's Administrative Class shares if the shares are to be held in such a qualified trust, agency or custodial account.

                    Dividend and Capital Gain Distributions

 Dividends from net investment income of the Funds are declared daily payable to Administrative Class shareholders of record as of 12:00 Noon (Pacific time). Administrative Class shareholders begin earning dividends on the Business Day the investment is effected and continue to earn dividends through the day before the date that the shares are redeemed. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. The Funds declare and distribute any capital gains at least annually. Expenses, such as state securities registration fees and transfer agent fees, that are attributable to a particular class may affect the relative dividends and/or capital-gain distributions of a class of shares.

 Dividends declared in a month generally are distributed on the last Business Day of that month. Dividends and any capital-gain distributions are automatically invested in additional whole and fractional shares unless the shareholder has elected to receive payment in cash.

                                                                     PROSPECTUS

                         Management and Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to receive monthly investment advisory fees at the annual rate of 0.25% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on the Funds' performance. From time to time, the Funds, consistent with their investment objective, policies and restrictions, may invest in securities of entities with which Wells Fargo Bank has a lending relationship. For the six-month period ended March 31, 1997, the Prime and the Treasury Money Market Mutual Funds paid advisory fees at the annual rates of 0.18% and 0.17%, respectively, and for the fiscal year ended September 30, 1996 paid advisory fees at the annual rates of 0.14% and 0.13%, respectively, of their average daily net assets. For periods prior to September 6, 1996, these amounts includes advisory fee paid by the Funds to Wells Fargo Investment Management, Inc.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Funds' business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

SPONSOR AND DISTRIBUTOR

 Stephens is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been

PROSPECTUS
providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for each Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers.

 Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank also serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

INSTITUTIONS AND SHAREHOLDER SERVICING AGENTS

 The Funds have entered into a Shareholder Servicing Agreement on behalf of Administrative Class shares with Wells Fargo Bank and may enter into similar agreements with other Institutions ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholders orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; exchanges and redemptions; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.15% of the average daily net assets attributable to the

                                                                      PROSPECTUS
Administrative Class shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by a Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses, and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains, if any, are designated as capital gain distributions and are generally taxable to the Fund's shareholders as long-term capital gains. See "Federal Income Tax -- Capital Gain Distributions" in the SAI. In general, distributions will be taxable when paid, whether investors take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

PROSPECTUS

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

             Prospectus Appendix -- Additional Investment Policies

FUND INVESTMENTS

 Treasury Money Market Mutual Fund

 The Treasury Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations (see below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments);

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward-commitment" basis or "delayed-settlement basis";

  (v) certain reverse repurchase agreements ("reverse repurchase agreements"); and

  (vi) certain securities issued by other investment companies.

 Prime Money Market Mutual Fund

 The Prime Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations") (discussed below);

  (ii) certain repurchase agreements ("repurchase agreements") (discussed below);

  (iii) certain floating- and variable-rate instruments ("variable-rate instruments");

  (iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement basis" (discussed below);

  (v) certain reverse repurchase agreements ("reverse repurchase agreements") (discussed below);

  (vi) certain securities issued by other investment companies;

  (vii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that
                                                                      PROSPECTUS
      have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

  (viii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

  (ix) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

  (x) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

  (xi) mortgage-backed securities (discussed below); and

  (xii) certain other asset-backed securities (discussed below).

 U.S. Government Obligations

 The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 Repurchase Agreements

 The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few
PROSPECTUS
days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Floating- and Variable-Rate Instruments

 The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Loans of Portfolio Securities

 The Prime Money Market Mutual Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Forward-Commitments, When-Issued Purchases and Delayed-Delivery Transactions

 Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward-commitment" basis. The Funds may also purchase or sell securities on a "delayed-settlement" basis. When-issued and forward-commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement
                                                                      PROSPECTUS
describes settlement of a securities transaction in the secondary market that will occur sometime in the future. When-issued, forward-commitment and delayed-settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

 Other Investment Companies

 The Funds may invest up to 10% of their assets in shares of other open-end investment companies that invest exclusively in the high-quality, short-term money market instruments in which the Funds may invest. The Treasury Money Market Mutual Fund may only invest in shares of other investment companies that are structured to seek an investment objective that is similar to the Fund's investment objective. The investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to a Fund; however, the Funds' adviser has undertaken to waive its advisory fees with respect to that portion of the Fund's assets so invested. The Funds may invest in shares of other open-end investment companies up to the limits prescribed by the 1940 Act.

 Foreign Obligations

 The Prime Money Market Mutual Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Prime Money Market Mutual Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

 Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in,
PROSPECTUS
the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Mortgage-Backed And Other Asset-Backed Securities

 The Prime Money Market Mutual Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

INVESTMENT POLICIES AND RESTRICTIONS

 Each Fund's investment objective, as set forth under "How the Funds Work -- Investment Objectives and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

 Fundamental Investment Policies

 As matters of fundamental policy, each Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and, with respect to the Prime Money Market Mutual Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks.

 These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Funds may make loans of
                                                                      PROSPECTUS
portfolio securities or other assets, although neither Fund intends to do so during the current fiscal year.

 Non-Fundamental Investment Policies

 As a matter of non-fundamental policy, neither Fund may: (i) purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer, except that a Fund may invest up to 25% of its assets in the highest-rated obligations of any one issuer for a period of up to three business days, or if a Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale or that have maturities of more than seven days. With respect to item
(i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. Also, as a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Mutual Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days. For purposes of item (ii), repurchase agreements that do not provide for payment to the Funds within seven days after notice are subject to this 10% limit, unless the Company's Board of Directors or the Funds' investment adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists. Illiquid securities shall not include (a) securities eligible for resale pursuant to Rule 144A Securities Act of 1933 (the "1933 Act") Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and (b) commercial paper sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.
PROSPECTUS

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED                                                  SCF177 (10/97)

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 --------------------------------------------------------------------------


 . are NOT FDIC INSURED
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank
 . involve investment risk, including possible loss of principal.
 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields and returns will vary with market conditions.


LOGO
Printed on Recycled Paper                                         SCF177 (10/97)

                                      LOGO

                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------

                                 SMALL CAP FUND

                             AGGRESSIVE GROWTH FUND

                                    CLASS C

                                October 6, 1997

                                                                      PROSPECTUS

                              STAGECOACH FUNDS(R)

                                 SMALL CAP FUND
                             AGGRESSIVE GROWTH FUND
                                    CLASS C

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class C shares offered in two funds of the Stagecoach Family of Funds -- the SMALL CAP FUND and the AGGRESSIVE GROWTH FUND (each a "Fund" and, collectively, the "Funds").

 Please read this Prospectus and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated October 6, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066, or by calling the Company at 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.

 The SMALL CAP FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years.

 The AGGRESSIVE GROWTH FUND seeks to provide investors with an above-average level of capital appreciation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUNDS AND FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.

                        PROSPECTUS DATED OCTOBER 6, 1997

PROSPECTUS
 Each Fund currently invests all of its assets in a corresponding Master Portfolio (the "Master Portfolios") of Master Investment Trust ("MIT"), an open-end, management investment company, rather than directly in a portfolio of securities. Each Master Portfolio has the same investment objective as the corresponding Fund and the Fund's performance corresponds directly with its Master Portfolio's performance. REFERENCES TO THE INVESTMENTS, INVESTMENT POLICIES AND RISKS OF A FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS, INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MASTER PORTFOLIO.

 On July 23, 1997, the Company's Board of Directors approved an agreement and plan of consolidation to reorganize the funds of another investment company, Overland Express Funds, Inc., with and into certain funds of the Company (the "Consolidation"). If the Consolidation is completed as anticipated, the Master Portfolios will be dissolved in December of 1997. The Funds will no longer invest their assets in the Master Portfolios, but instead will invest directly in a portfolio of securities. The Funds will retain Wells Fargo Bank, the Master Portfolios' current investment adviser, to manage their assets in substantially the same manner as Wells Fargo Bank currently manages the Master Portfolios' assets and for the same level of advisory fees.

                                                                      PROSPECTUS
                               Table of Contents
                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 5
Explanation of Tables                                    6
How the Funds Work                                       7
The Funds and Management                                14
Investing in the Funds                                  16
Dividend and Capital Gain Distributions                 22
How to Redeem Shares                                    22
Additional Shareholder Services                         27
Management, Distribution and Servicing Fees             30
Taxes                                                   34
Prospectus Appendix -- Additional Investment Policies  A-1

                                                                      PROSPECTUS

                               Prospectus Summary

 The Funds provide you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Funds' Prospectus and SAI.

Q.WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The SMALL CAP FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Fund pursues this objective through the active management of a broadly diversified portfolio consisting primarily of growth-oriented common stocks with market capitalizations between $50 million and $1 billion at the time of acquisition. The Fund intends to sell the common stock of any company in its investment portfolio after such Company's market capitalization exceeds $2 billion.

  The AGGRESSIVE GROWTH FUND seeks to provide investors with an above-average level of capital appreciation. The Fund pursues this objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund is designed to provide above-average capital growth for investors willing to assume above-average risk.

  See "How the Funds Work," "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information on investments.

Q.WHAT ARE THE FUNDS' PRINCIPAL INVESTMENTS?

A. The Small Cap Fund seeks to achieve its investment objective through the active management of a broadly diversified portfolio consisting primarily of growth-oriented common stocks. Under normal market conditions, the Fund invests primarily in companies whose market capitalizations fall within the capitalization range of companies listed on the Russell 2000 Index. As of July 1996, the capitalization range of companies in the Russell 2000 Index was between $161 million and $1.1 billion. The range is expected to change frequently. The Fund will sell the common stock of any company in its investment portfolio after such company's market capitalization exceeds $2 billion.

  The Russell 2000 Index is a subset of the larger Russell 3000 Index. The Russell 3000 Index is an index of 3000 small capitalization U.S. companies. The Russell 2000 Index consists of the 2000 smallest companies in the larger Russell 3000 Index.

PROSPECTUS
  The Aggressive Growth Fund seeks to achieve its investment objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund invests primarily in common stocks that are expected by Wells Fargo Bank to have better-than average prospects for appreciation. Under normal market conditions, the Fund will hold at least 20 common stock issues spread across multiple industry groups and at least 50% of the Fund's assets will be invested in companies whose market capitalizations at the time of acquisition are within the range of companies listed on the S&P Small Cap 600 Index. As of April 30, 1997, the capitalization range for companies in the S&P Small Cap 600 Index was between $21 million and $2.4 billion. The range of the S&P Small Cap 600 Index is expected to change.

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in the Funds. The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund. The Funds may invest a significant portion of their respective assets in securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earnings growth, but may present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments in foreign securities by a Fund involve special risks and considerations not usually associated with investments in U.S. Companies. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. See "How the Funds Work -- Investment Objectives and Policies", "How the Funds Work --Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" below, and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.

                                                                      PROSPECTUS
Q.WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides transfer and dividend disbursing agency services to the Funds and serves as custodian to the Funds. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent. See "The Funds and Management" and "Management, Distribution and Servicing Fees."

Q.HOW DO I INVEST?

A. You may invest by purchasing Class C shares of the Funds at their public offering price, which is the net asset value ("NAV"). Class C shares that are redeemed within one year of purchase are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of NAV at purchase or NAV at redemption. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' sponsor and distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends of the Funds are declared and distributed annually. Any capital gains are distributed by all the Funds at least annually. Dividend and capital gain distributions are automatically reinvested in shares of the same class of the respective Fund at NAV without a sales charge unless you elect to receive distributions in cash. You may also elect to reinvest dividends in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q.HOW MAY I REDEEM SHARES?

A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the Fund is open for business. Contingent-deferred sales charges may be charged upon redemption of Class C shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase

PROSPECTUS
    Shares -- Contingent Deferred Sales Charges -- Class C Shares." For more details, contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as buying and selling options and futures and entering into currency exchange contracts or swap agreements, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q.  WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by each Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Funds' investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."

                                                                      PROSPECTUS
                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS C SHARES

                                                             SMALL  AGGRESSIVE
                                                              CAP     GROWTH
                                                             FUND      FUND
                                                             -----  ----------
  Maximum Sales Charge Imposed on Purchase (as a percentage
   of offering price)........................................None.     None
  Maximum Sales Charge on Reinvested Dividends.............  None      None
  Maximum Sales Charge Imposed on Redemptions
   Redemption during year 1................................  1.00%     1.00%
   Redemption after year 1.................................  0.00%     0.00%
   Redemption Fees.........................................  None      None
  Exchange Fees............................................  None      None

                       ANNUAL FUND OPERATING EXPENSES/1/
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             SMALL  AGGRESSIVE
                                                              CAP     GROWTH
                                                             FUND      FUND
                                                             -----  ----------
  Management Fee............................................ 0.60%     0.50%
  Rule 12b-1 Fee............................................ 0.75%     0.75%
  Other Expenses (after waivers or reimbursements)/2/....... 0.75%     0.75%
                                                             ----      ----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/3/....................................... 2.10%     2.00%
                                                             ====      ====

 --------------
  /1/ Includes expenses charged to the Fund and the Master Portfolio.
  /2/ OtherExpenses (before waivers or reimbursements) would be 1.54% for the
      Small Cap Fund.
  /3/ Total Fund Operating Expenses (before waivers or reimbursements) would be
      2.89% for the Small Cap Fund.


 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  SMALL CAP FUND................................  $31     $66    $113     $243
  AGGRESSIVE GROWTH.............................  $31     $63    $108     $233

 You would pay the following expenses on a $1,000 investment in Class C shares of a Fund, assuming a 5% annual return and no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  SMALL CAP FUND................................  $21     $66    $113     $243
  AGGRESSIVE GROWTH.............................  $21     $63    $108     $233

PROSPECTUS
                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in a Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You may be subject to a contingent-deferred sales charge on a Fund's Class C shares if you redeem such shares within a specified period. The Company reserves the right to impose a charge for wiring redemption proceeds. There are no exchange fees. See "Investing in the Funds -- Contingent Deferred Sales Charges."

 ANNUAL FUND OPERATING EXPENSES, except as indicated below, are based on applicable contract amounts. The amounts shown under "Other Expenses" are based on estimated amounts expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses.

 Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in each Fund, please see "Investing in the Funds -- How To Buy Shares" and "Management, Distribution and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

 Each Fund offers certain classes of shares not described herein. The expenses and corresponding returns of these other classes may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds may be obtained by calling Stephens at 1-800-643-9691. Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," "Distributions Plans" and "Servicing Plans."

                                                                      PROSPECTUS

                               How The Funds Work

INVESTMENT OBJECTIVES AND POLICIES

SMALL CAP FUND

 The Small Cap Fund seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Fund seeks to achieve its investment objective through the active management of a broadly diversified portfolio of growth-oriented common stocks. The Fund seeks to provide above-average capital growth for investors willing to assume above-average risk.

 Under normal market conditions, the Small Cap Fund invests primarily in companies whose market capitalizations fall within the capitalization range of the companies listed on the Russell 2000, although it may sometimes invest in companies with capitalizations greater or less than these amounts. As of July 1996, the capitalization range of the Russell 2000 was between $161 million and $1.1 billion. The range is expected to change frequently. The Fund will sell the common stock of any company in its investment portfolio after such company's market capitalization exceeds $2 billion. The Fund invests primarily in common stocks of domestic and foreign companies believed by Wells Fargo Bank, as investment adviser, to be characterized by new or innovative products, services or processes and to have above-average prospects for capital appreciation.

 Under normal market conditions, the Small Cap Fund holds at least 20 common stock issues spread across multiple industry groups and sectors of the economy. The majority of these holdings consist of smaller capitalization companies, established growth companies and turnaround or acquisition candidates. The Fund may acquire securities through initial public offerings of companies whose securities have been offered to the public for three months or less ("IPOs") and may acquire and hold securities of start-up companies and other newer issuers. It is expected that no more than 20% of the Fund's assets will be invested in these highly aggressive issues at one time. The Fund also may invest in securities of foreign governmental or private issuers or in equity securities of companies in emerging or less developed markets. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments. The equity securities in the Fund's investment portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations (less than $1 billion); less market liquidity; newly public companies (i.e., recent initial public offering); relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.

 Under ordinary market conditions, up to 5% of the Small Cap Fund's net assets will be invested in convertible debt securities that are not either rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated

PROSPECTUS
securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth lowest rating category (i.e , rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.

 From time to time Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Small Cap Fund's basic investment strategy inconsistent with the best interests of the Fund's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may invest in preferred stock or investment-grade debt securities and in money market securities. It is expected that these temporary "defensive" investments will not exceed 35% of the Fund's total assets.

 The Small Cap Fund pursues an active trading investment strategy, and the length of time the Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the Fund's portfolio turnover rate may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate capital gains tax consequences.

 A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" in the SAI.

 The Small Cap Fund is the successor to certain assets of the Small Capitalization Growth Fund for Employment Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by Wells Fargo Bank. Immediately prior to the commencement of the Fund's operations, the assets of the Collective Investment Fund were purchased by the Fund and the Collective Investment Fund redeemed all of its outstanding interests and ceased operating as a trust. The Fund manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

 Wells Fargo Bank, as investment adviser, reserves the right to close the Small Cap Fund to new investors at its discretion and may reopen and close the Fund thereafter to new investors. If the Fund is closed, shareholders who maintain open accounts with the Fund may make additional investments in the Fund.

                                                                     PROSPECTUS

AGGRESSIVE GROWTH FUND

 The Aggressive Growth Fund seeks to provide investors with an above-average level of capital appreciation. The Aggressive Growth Fund seeks to achieve its investment objective through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund is designed to provide above-average capital growth for investors willing to assume above-average risk.

 The Aggressive Growth Fund invests primarily in common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. Under normal market conditions, the Fund will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. The Fund also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may invest up to 15% of its assets in equity securities of companies in emerging or less developed markets. The stock issues held by the Fund may have some of the following characteristics: low or no dividends; smaller market capitalizations; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.

 Additionally, it is expected that the Fund may from time to time acquire securities through initial public offerings, and may acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Fund's assets will be invested in these highly aggressive issues at one time.

 Although the Aggressive Growth Fund will hold a number of larger capitalization stocks, under normal market conditions at least 50% of the Fund's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the S&P Small Cap 600 Index. As of April 30, 1997, the capitalization range for companies in the S&P Small Cap 600 Index was between $21 million and $2.4 billion. The capitalization range for the S&P Small Cap 600 Index is expected to change frequently. The Fund may invest in companies with a market capitalization under $21 million if the investment adviser to the Fund believes such investments to be in the best interest of the Fund.

 Under ordinary market conditions, at least 65% of the value of the total assets of the Fund will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. The Fund also may invest in convertible debt securities. At most, 5% of the Fund's net assets will be invested in convertible debt securities that are either not rated in the four highest rating categories by one or more

PROSPECTUS
nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. See "Risk Factors" below.

 From time to time, when the adviser, Wells Fargo Bank, determines market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's investors, the Fund may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market instruments. Generally, these temporary "defensive" investments will not exceed 30% of the Fund's total assets.

 A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

 The Master Portfolios

 Each Fund currently invests all of its assets in a corresponding Master Portfolio with an identical investment objective. As discussed above, the Company's Board of Directors has voted to approve the Consolidation and the dissolution of the Master Portfolios. The Consolidation and dissolution is expected to occur in December. Upon completion of the Consolidation and dissolution, the Funds will invest all of their assets directly in a portfolio of securities and will no longer invest in the Master Portfolios. The Funds will retain Wells Fargo Bank, the Master Portfolios' current investment adviser, to manage their assets. For additional information about the existing master/feeder structure, including information on shareholder voting rights and additional options for investment in the Master Portfolios, please see each Fund's SAI. You may obtain a copy of the SAI free of charge by calling 1-800-222-8222.

RISK FACTORS

 The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund and the value of an investment in a Fund may increase or decrease.

 The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, is trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest-rate risk.

                                                                      PROSPECTUS
Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

 The market value of a Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value. Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

 There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

 Investing in the securities of issuers in any foreign country, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation;

PROSPECTUS
adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

 There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

 Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

 The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

 The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than

                                                                     PROSPECTUS
that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

 There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

 Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in shares of a class or Fund and assumes that all dividends and capital-gain distributions attributable to such class or Fund are reinvested at NAV in shares of that class or Fund. The standardized average annual total return as calculated for Class C shares assumes that you have paid the maximum applicable contingent deferred sales charge on your hypothetical investment. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.

 The yield on shares of a class or Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by its public offering price per share. Standardized yield as calculated for Class C shares assumes you have paid the maximum applicable contingent deferred sales charge. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 In addition to presenting standardized performance figures, the Funds also may present nonstandardized performance figures, including distribution rates. For example, the performance figure of the Class C shares may be calculated without giving effect to any applicabale contingent deferred sales charge.

 Additional information about the performance of each Fund is contained in the SAI under "Performance Calculations" and in the Annual Report, which may be obtained free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address on the inside front cover of the Prospectus.

PROSPECTUS

                            The Funds and Management

THE FUNDS

 The Funds are two of the funds offered by the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of more than twenty-five other funds.

 The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). Each class of shares represents an equal, proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of a Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about investment options in the Stagecoach Family of Funds. A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

MANAGEMENT

  Upon completion of the Consolidation and dissolution, Wells Fargo Bank will be the investment adviser to the Funds. In addition, Wells Fargo Bank serves as the Funds' administrator, transfer and dividend disbursing agent and is a shareholder servicing agent and selling agent. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

PORTFOLIO MANAGERS

 Mr. Jon Hickman, as Manager of the Growth Equity Team, is responsible as co-manager for the Capital Appreciation Master Portfolio and has performed such duties since the Capital Appreciation Master Portfolio's inception in March 1996.

                                                                      PROSPECTUS
Mr. Hickman has also managed the Strategic Growth Fund of Overland Express Funds, Inc., the predecessor fund to the Capital Appreciation Master Portfolio, since its inception on January 20, 1993. In September of 1996, Mr. Hickman assumed responsibility as co-manager of the Small Cap Master Portfolio. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1995. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A in finance from Brigham Young University.

 Mr. Steve Enos assists Mr. Hickman with the day-to-day management of the Capital Appreciation Master Portfolio. In addition, as portfolio co-manager of the Small Cap Master Portfolio since its inception in September of 1996, Mr. Enos assists Mr. Hickman with the day-to-day management of the Master Portfolio. Mr. Enos co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September of 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

  Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Master Portfolio as of June 18, 1997 and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993 he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) and has over 8 years experience in the industry. He holds bachelor degrees both in economics and in organizational studies from the University of California at Davis and is working toward his chartered financial analyst designation.

  Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, to work as portfolio co-manager of the Capital Appreciation Master Portfolio. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that he worked for two years at GB Capital Management and prior to that worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

PROSPECTUS
  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that the Company, Wells Fargo Bank and their affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Funds

OPENING AN ACCOUNT

 You can buy Fund shares in one of the ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

 To invest in the Funds through tax-deferred retirement plans, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

  The value of a share of each Fund or class is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Funds on each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The

                                                                      PROSPECTUS
Funds are open for business on each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class, by the total number of outstanding shares of the class. All expenses are accrued daily and taken into account for purposes of computing NAV, which is expected to fluctuate daily. Shares may be purchased on any day the Funds are open for business.

 Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

 Class C shares are offered continuously at the applicable offering price (NAV) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent (as defined below) is not due from the selling agent until the settlement date, which is normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the transfer agent.

 Payments for Fund shares are invested in full and fractional shares of the Fund (or class) at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 The minimum initial investment is generally $1,000. The minimum investment amounts, however, are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in the shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), then you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Funds through Wells Fargo ExpressInvest(TM)

PROSPECTUS
(available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares, please call 1-800-222-8222. If you have questions regarding ExpressInvest(TM), please call 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a shareholder servicing agent or selling agent.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS C SHARES

 Class C shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specific period. The CDSC will be equal to a percentage of the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at redemption.

 Class C shares redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent-deferred sales charge equal to 1.00% of an amount equal to the lesser of the NAV of your Class C shares at the time of purchase or the NAV of your Class C shares at redemption.

 Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class C shares purchased through reinvestment of dividends or capital gain distributions.

 The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class C shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class C shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, such shares are considered redeemed on a first-in, first-out basis so that Class C shares held for a longer period of time are considered redeemed prior to more recently acquired Class C shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges see "Additional Shareholder Services--Exchange Privilege."

 Contingent-deferred sales charges are waived on redemptions of Class C shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of

                                                                      PROSPECTUS
the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.

 In deciding whether to purchase Class C shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B and Class C shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A, Class B or Class C shares. Call 1-800-222-8222 to obtain a prospectus describing the Funds' other classes of shares.

 You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

      Wells Fargo Bank, N.A.
      San Francisco, California
      Bank Routing Number: 121000248
      Wire Purchase Account Number: 4068-000587
      Attention: Stagecoach Funds (Name of Fund) (designate Class C) Account Name(s): Name(s) in which to be registered
      Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired, and must be received and accepted by the transfer agent before an account can be opened:

      Wells Fargo Bank, N.A.
      Stagecoach Shareholder Services
      P.O. Box 7066
      San Francisco, California 94120-7066
      Telefacsimile: 1-415-546-0280

4. Share purchases for Class C shares are effected at the NAV next determined after the Account Application is received and accepted.

PROSPECTUS

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class C)," to the address set forth in "Initial Purchases by Wire."

3. Share purchases for Class C shares are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified Fund shares on your behalf generally on or about the day that you have selected or, if you have not selected a day, on or about the 20th day of each month. Certain restrictions may apply to shares held in a brokerage account. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver Purchase is effected, suspend purchases or terminate your election at any time by providing notice to the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-

                                                                      PROSPECTUS
deferred retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Funds' transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class C)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for shares of the Funds through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Funds is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." The Shareholder Servicing Agent may transmit a purchase order to the transfer agent, on your behalf,

PROSPECTUS
including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the transfer agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order generally is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.

                    Dividend and Capital Gain Distributions

 The Funds intend to distribute annual dividends of substantially all of their net investment income. The Funds distribute any capital gains at least annually. You begin earning dividends on the Business Day after the date your purchase order is effective and continue to earn dividends through the day you redeem your shares. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder
Services -- Dividend and Capital Gain Distribution Options."

  Dividend and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of such class.

                              How To Redeem Shares

 You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds, net of any contingent deferred sales charge (the "redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period

                                                                      PROSPECTUS
under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, the Company may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in theFunds -- How To Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the

PROSPECTUS
transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class, if applicable, and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which generally is your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist which cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Funds -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, is expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request is expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

                                                                      PROSPECTUS
 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

 You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

 Upon request, redemption proceeds of your expedited redemptions of $5,000 or more, net of any contingent deferred sales charge, are wired or credited to an Approved Bank Account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to your Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital-gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your

PROSPECTUS
Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with the Selling Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds are mailed to your address of record or, if such address is no longer valid, the net proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day following the date your order is

                                                                      PROSPECTUS
received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The shareholder servicing agent may charge you a fee. In addition, the shareholder servicing agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan and Expedited Redemptions by Letter and Telephone. In addition, you have several dividend and distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following distribution options listed below.

 A. The Automatic Reinvestment Option provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund which paid such dividends or capital gain distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last business day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The Fund Purchase Option lets you use your dividend and/or capital-gain distributions from a Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class C shares may be invested in Class C shares of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, National Tax-Free Money

PROSPECTUS
Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Money Market Mutual Funds"). Distributions paid on Class C shares may not be invested in shares of a non-Money Market Fund with a single class of shares.

  C. The Automatic Clearing House Option permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Funds' dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. Your Automatic Clearing House Option is then converted automatically to the Automatic Reinvestment Option.

  D. The Check Payment Option lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. Your Check Payment Option is then converted automatically to the Automatic Reinvestment Option.

  The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

                                                                      PROSPECTUS


                               Exchange Privilege

  The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:


                                                                       YES NO
  EXCHANGES BETWEEN                                                    --- ---
  Class C shares and Class C shares                                      X
  Class C shares and a Money Market Mutual Fund                          X
  Class C shares and Class A shares of a non-Money Market Mutual Fund       X
  Class C shares and Class B shares                                         X


 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

 . You must exchange the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . You will not pay a contingent deferred sales charge on any exchange from Class C shares into other Class C shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

 . If you exchange Class C shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than Class C shares.

 . The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

 You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

PROSPECTUS
                            Management, Distribution
                               and Servicing Fees

INVESTMENT ADVISER

 Upon completion of the Consolidation and dissolution and subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as investment adviser, will provide investment guidance and policy direction in connection with the management of the Funds' assets and will furnish the Company's Board of Directors with periodic reports on the Funds' investment strategies and performance.

 For its services as investment adviser to the Small Cap Fund and the Aggressive Growth Fund, Wells Fargo Bank will be entitled to monthly investment advisory fees at the annual rate of 0.60% and 0.50%, respectively, of the Funds' average daily net assets. From time to time, Wells Fargo Bank may waive its advisory fees in whole or in part. Any such waiver will reduce expenses of the Funds, and, accordingly, have a favorable impact on the Funds' performance. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

 Wells Fargo Bank currently serves as investment adviser to the Master Portfolios under substantially the same terms and conditions described above.

 Advisory Fees Paid

 For the six-month period ended March 31, 1997, and the period from commencement of operations (September 16, 1996) to September 30, 1996, the Small Cap Fund was a feeder fund of the Small Cap Master Portfolio, and paid its proportionate share of advisory fees paid by the Master Portfolio. During these two periods, the Small Cap Master Portfolio paid advisory fees to Wells Fargo Bank at the annual rate of 0.60% of the Small Cap Fund's average daily net assets.

 For the six-month period ended March 31, 1997, and the period from commencement of operations (February 20, 1996) to September 30, 1996, the Aggressive Growth Fund was a feeder fund of the Capital Appreciation Master Portfolio, and paid its proportionate share of advisory fees paid by the Master Portfolio. During these two periods, the Capital Appreciation Master Portfolio paid advisory fees to Wells Fargo Bank at the annual rate of 0.50% and 0.34%, respectively, of the Aggressive Growth Fund's average daily net assets.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as custodian to each Fund. Under the Custody Agreement with Wells Fargo Bank, a Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Custody Agreement. Wells Fargo Bank

                                                                      PROSPECTUS
serves as each Fund's transfer and dividend disbursing agent. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

 The Funds have entered into shareholder servicing agreements with Wells Fargo Bank and other entities on behalf of each Fund or class. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide administrative services with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records, aggregating and placing purchase, exchange and redemption transactions, and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to each Class of shares of the Funds owned during the period by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no event will the fees paid exceed the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank and Stephens as administrator and co-administrator, respectively, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administration duties to sub-administrators.

PROSPECTUS

SPONSOR AND DISTRIBUTOR

 Stephens is the Funds' sponsor and co-administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each Fund or class of shares under the SEC's Rule 12b-1 ("Plans"). Under the Class C Plan for the Funds, the Company may pay to Stephens, as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75%.

 Distribution-related expenses include the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class C shareholders. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.

 In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

 The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into selling agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The

                                                                      PROSPECTUS
Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

PROSPECTUS
                                     Taxes

 Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be eligible for the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net capital gains are designated as capital gain distributions and are generally taxable to the Fund's shareholders as long-term capital gains. See "Federal Income Taxes -- Capital Gain Distributions" in the SAIs. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes--Disposition of Fund Shares" in the SAIs.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.

                                                                      PROSPECTUS
             Prospectus Appendix -- Additional Investment Policies

FUND INVESTMENTS

 Set forth below is a description of certain investments and additional investment policies for each Fund. Additional information about each Fund's investments is contained in each Fund's SAI. References to the investments and investment policies and restrictions of a Fund, unless otherwise indicated, should be understood as references to the investments and investment policies and restrictions of the Master Portfolio in which the Fund invests its assets.

 Temporary Investments

 Each Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional information.

 U.S. Government Obligations

 The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

PROSPECTUS
 Floating- and Variable-Rate Instruments

 The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Repurchase Agreements

 The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Convertible Securities

 The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.

                                                                      PROSPECTUS
 Other Investment Companies

 The Funds may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds also may purchase shares of exchange-listed, closed-end funds. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, each Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

 Foreign Obligations and Securities

 The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. The Corporate Stock Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars, and similar obligations of foreign governmental and private issuers.

 Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments

PROSPECTUS
in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Emerging Markets

 Each Fund may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

 Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in ADRs, CDRs, GDRs, EDRs, and IDRs of such issuers.

 Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

 There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

                                                                      PROSPECTUS

 Money Market Instruments

 The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) repurchase agreements; and (v) for the Corporate Stock Fund only, non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

 Options

 The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

 Call and Put Options on Specific Securities. The Small Cap Fund may invest in call and put options on a specific security. The Aggressive Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities).

 A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated

PROSPECTUS
as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

 The Small Cap Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

 Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

 Stock Index Options. The Small Cap Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets.

 The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

                                                                      PROSPECTUS

 Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions

 Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. For additional information relating to option trading practices, including the particular risks thereof, see the SAI.

 Custodial Receipts for Treasury Securities

 The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

 Privately Issued Securities (Rule 144A)

 The Funds may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by the investment adviser to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities.

 Corporate Reorganizations

 The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or

PROSPECTUS
proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

 The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC positions regarding the use of leverage.

 Loans of Portfolio Securities

 Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.

INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund's investment objective, as set forth in "How the Funds Work -- Investment Objectives and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.

 Fundamental Investment Policies

 As matters of fundamental policy, the Funds: (i) may not purchase securities of any issuer, except U.S. Government Obligations, if as a result, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer, provided that the Funds may invest all its assets in a diversified, open-end management investment company, or a series thereof, with the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in such clause

                                                                      PROSPECTUS
(i); (ii) each such Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of the Fund's net assets); (iii) each such Fund may make loans of portfolio securities in accordance with its investment policies; and (iv) each such Fund may not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that a Fund may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy (i) above, the Funds are subject to this restriction only with respect to 75% of their respective assets, and, with regard to the Funds, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. The Funds may invest all of its assets in a diversified, open-end management investment company or a series thereof, with the same investment objective, policies and restrictions as the Fund, without regard to these limitations. With respect to fundamental policy (iii) above, the Small Cap Fund may not make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its net assets.

 Non-Fundamental Investment Policies

 As a matter of nonfundamental policy, each Fund may invest up to 15% of its respective net assets in illiquid securities. For these purposes, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and (c) repurchase agreements not terminable within seven days.

 Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED                                                  SCF178 (10/97)

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066





 STAGECOACH FUNDS:
 --------------------------------------------------------------------------


 . are NOT INSURED BY THE FDIC or U.S. Government
 . are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the Bank
 . involve investment risk, including possible loss of principal.


LOGO
Printed on Recycled Paper                                         SCF178 (10/97)

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 6, 1997

                            AGGRESSIVE GROWTH FUND

                                    CLASS C
                        _______________________________

       Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about CLASS C SHARES offered in the AGGRESSIVE GROWTH FUND of the Stagecoach Family of Funds. The Fund also offers Class A and Class B shares. The investment objective of the Fund is described in its Prospectus under the section entitled "How the Fund Works -- Investment Objectives and Policies."

       This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 6, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                       __________________________________

                                TABLE OF CONTENTS

                                                  Page
                                                  ----

General.........................................     1
Investment Restrictions.........................     1
Management......................................     3
Performance Calculations........................    11
Determination of Net Asset Value................    15
Additional Purchase and Redemption Information..    15
Portfolio Transactions..........................    16
Fund Expenses...................................    19
Federal Income Taxes............................    19
Capital Stock...................................    24
Other...........................................    27
Independent Auditors............................    27
Financial Information...........................    27
Appendix........................................   A-1

                                    GENERAL

       The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. On July 23, 1997, the Company's Board of Directors approved an agreement and plan of consolidation to reorganize the funds of another investment company, Overland Express Funds, Inc., with and into certain funds of the Company (the "Consolidation"). If the Consolidation is completed as anticipated, the Master Portfolio will be dissolved in December of 1997. The Fund will no longer invest its assets in the Master Portfolio, but instead will invest directly in a portfolio of securities. The Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser to manage the Fund's assets in substantially the same manner as Wells Fargo Bank currently manages the Master Portfolio's assets and for the same level of advisory fees.

       If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. Overland Class A and D shareholders will receive Stagecoach Class A and Class C shares, respectively. The Consolidation is expected to close on or about December 15, 1997.

                                           STAGECOACH FUND -
OVERLAND EXPRESS FUND - CLASSES        EXISTING AND NEW CLASSES
-------------------------------        ------------------------
Strategic Growth - A and D            Aggressive Growth - A and C


                            INVESTMENT RESTRICTIONS

       Fundamental Investment Policies.  The Fund and the Master Portfolio are
       --------------------------------
subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of its shareholders and cast its votes as instructed by such shareholders.

       References to the investments, investment policies and restrictions of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and restrictions of the Master Portfolio.

       The Fund may not:
       ----------------

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

       (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

       (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

       (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

       (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

       (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

       (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

       (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

       With respect to fundamental investment policy (7), the Fund does not intend to loan its portfolio securities during the coming year.

       Non-Fundamental Investment Policies.  The Fund is subject to the
       ------------------------------------
following non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company at any time.

       The Fund may not:
       ----------------

       (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

       (2)  purchase or sell real estate limited partnership interests;

       (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Fund may purchase securities with put rights in order to maintain liquidity;

       (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

       (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

       (6) invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

       In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

       As a matter of non-fundamental policy, the Fund may invest up to 25% of its net assets in securities of foreign governmental issues that are denominated in and pay interest in U.S. dollars.

                                  MANAGEMENT

       The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                      Principal Occupations
Name, Age and Address        Position                 During Past 5 Years
---------------------        --------                 ---------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC  27104                              Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc. Real Estate
                                                      Developer; Chairman of
                                                      Renaissance Properties
                                                      Ltd.; President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer, Secretary and   Services Group of
                             Treasurer                Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                               COMPENSATION TABLE
                           Year Ended March 31, 1997
                           -------------------------

                                                    Total Compensation
                            Aggregate Compensation    from Registrant
Name and Position               from Registrant      and Fund Complex
-----------------           ----------------------  ------------------
Jack S. Euphrat                    $11,250               $33,750
   Director

R. Greg Feltus                     $   -0-               $   -0-
   Director

Thomas S. Goho                     $11,250               $33,750
   Director

Joseph N. Hankin                   $   -0-               $   -0-
    Director
(appointed as of 9/6/96)

Zoe Ann Hines                      $   -0-               $   -0-
  Director
(resigned as of 9/6/96)

W. Rodney Hughes                   $ 9,250               $27,750
   Director

Robert M. Joses                    $11,250               $33,750
   Director

J. Tucker Morse                    $ 9,250               $27,750
   Director

       Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997 the Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and MIT are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the

Company or any other member of each fund complex. As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

       MASTER/FEEDER STRUCTURE.  The Fund currently seeks to achieve its
       ------------------------
investment objective by investing all of its assets into the Capital Appreciation Master Portfolio of MIT. Upon completion of the anticipated Consolidation and the dissolution of the Master Portfolio, the Fund will invest directly in a portfolio of securities and will no longer invest in the Master Portfolio. The Fund will retain the Master Portfolio's investment adviser for the daily portfolio management of it's assets, in accordance with its investment objectives and policies. Information regarding any other investment options in the Master Portfolio may be obtained by calling Stephens at 1-800-643-9691.

       The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

       The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

       The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

       Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

       INVESTMENT ADVISER.  The Fund has not engaged an investment adviser.  The
       ------------------
Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. Upon completion of the anticipated Consolidation and the dissolution of the Master Portfolio, the Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser, to manage it's assets under an advisory contract providing for substantially the same services being provided to the Master Portfolio.

       The current Advisory Contract provides that Wells Fargo Bank shall furnish investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. For its services to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.50% of the Master Portfolios average daily net assets.

       For the period beginning February 20, 1996 (commencement of operations) and ended September 30, 1996, the Master Portfolio paid Wells Fargo Bank $453,282 in advisory fees. No fees were waived. For the six months ended March 31, 1997, the Master Portfolio paid Wells Fargo Bank $560,839 in advisory fees. No fees were waived.

       Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolio of the Master Portfolio.

       The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

       ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
       ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of Company's Directors, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1997, Stephens served as sole administrator to the Fund and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets.

       For the period beginning March 5, 1996 and ended September 30, 1996, the Fund paid to Stephens, the sole administrator during this period, $3,829 in administration fees. For the six-month period ended March 31, 1997, the Fund paid to Stephens and Wells Fargo Bank a total of $9,270 in administration fees.

       SPONSOR AND DISTRIBUTOR.  As discussed in the Fund's Prospectus under the
       -----------------------
heading "Management, Distribution and Servicing Fees," Stephens (the "Distributor") serves as sponsor and distributor for the Fund.

       DISTRIBUTION PLAN.  The following information supplements and should be
       -----------------
read in conjunction with the Prospectus section entitled "Distribution Plan."
As indicated in the Prospectus, the Fund has adopted a distribution plan on behalf of each class of its shares under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan for the Class C shares and the Fund was adopted by the Company's Board of Directors including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors").

       Under the Plan for Class C shares of the Fund and pursuant to the Distribution Agreement, the Fund may pay the Distributor as compensation for distribution-related activities and services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to Class C shares of the Fund.

       The actual fee payable to the Distributor shall be determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

       Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Qualified Directors of the Company. Agreements related to the Plan also must be approved by such vote of the Directors and Qualified Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Qualified Directors on not more than 60 days' written notice. The Class C Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

       The Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such Qualified Directors.

       Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class C shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class C shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

       SHAREHOLDER SERVICING AGENT.  As discussed in the Fund's Prospectus under
       ---------------------------
the heading "Shareholder Servicing Agent", the Fund has approved Servicing Plans for each class of its shares and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a shareholder servicing agent is entitled to a fee from the Fund of up to 0.25%, on an annualized basis, of the average daily net asset value of the Class C shares owned by or attributable to such customers of the Shareholder Servicing Agent.

       SERVICING PLAN.  The Servicing Plan for the Class C shares of the Fund
       --------------
and related shareholder servicing agreements were approved by the Company's Board of Directors including a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

       The actual fee payable to servicing agents under the Servicing Plan for the Class C shares is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum amounts payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

       The Servicing Plan for the Class C shares continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Directors. No material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Servicing Plan Qualified Directors.

       The Servicing Plan for the Class C shares requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

       CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank
       ----------------------------------------------------
has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

       For its services as transfer and dividend disbursing agent for the Class C shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of the Fund's Class C shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for all reasonable out-of-pocket expenses.

       For the period beginning March 5, 1996 and ended September 30, 1996, the Fund did not pay custody fees or transfer and dividend disbursing agency fees to Wells Fargo Bank. For the six months ended March 31, 1997, the Fund paid $5,405 in custody fees, but paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.

       UNDERWRITING COMMISSIONS.  For the year ended December 31, 1994, the
       ------------------------
Company's distributor retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of Company shares.

       For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

       For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

       For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

                           PERFORMANCE CALCULATIONS

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Performance." Performance figures for each class of shares of the Fund will vary due to different expense levels and front-end or contingent-deferred sales charges. The Fund may quote in advertising and other types of literature, information and statements, the performance of the Class A shares for periods prior to October 6, 1997 (the inception date of the Fund's Class C shares) by referring to the performance of the Fund's existing Class A shares adjusted to reflect the expense ratio of the Class C shares in effect on October 6, 1997. For periods prior to March 5, 1996, the performance of the Fund is based upon the prior performance of the Strategic Growth Fund of Overland Express Funds, Inc. (the "Predecessor Fund"). The Class A and B shares of the Fund track the performance of the Predecessor Fund's Class A and D shares, respectively, adjusted to reflect the expense ratio of the Class A and B shares in effect on March 5, 1996.

       As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment

("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

       The Fund also may advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

       From time to time and only to the extent the comparison is appropriate for a class of Shares of the Fund, the Company may quote performance or price-earning ratios of a class of Shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

       The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares the Fund is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

       In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

       The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund or the Master Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys)
                                                   - -
to evaluate the historical performance of the Fund or the Master Portfolio or current or potential value with respect to the particular industry or sector.

       The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

       From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

       The Company also may disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

       The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions.

       The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Purchase of Shares." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo Bank on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

       Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

       Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

       Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and

(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

       Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

       The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

       In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

       Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

       MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

       In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

       Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio.
It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

       Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

       Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Board of Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

       The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

       Securities of Regular Brokers or Dealers.   On December 31, 1996, the
       ----------------------------------------
Master Portfolio did not own securities of its "regular brokers or dealers or their parents", as defined in the 1940 Act.

       As of September 30, 1996, the Fund did not own any securities of its "regular brokers or dealers" or their parents as defined in the Act.

       On December 31, 1995, the Predecessor Fund to the Master Portfolio owned securities of its "regular brokers or dealers or their parents", as defined in the 1940 Act, as follows: $1,638,000 of Goldman Sachs & Co. Government Repurchase Agreement.

       Brokerage Commissions.  For the six-month period ended March 31, 1997,
       ---------------------
the Master Portfolio paid $311,198 in brokerage commissions. For the period beginning February 21, 1996 and ended September 30, 1996, the Master Portfolio paid $194,498 in brokerage commissions.

       Portfolio Turnover.  Portfolio turnover generally involves some expenses
       ------------------
to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other
securities.    A high portfolio turnover rate should not result in the Master
Portfolio paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover also can generate short-term capital gain tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

       Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

       The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

       In General.  The Company intends to qualify the Fund as a regulated
       ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

       Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

       Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
       ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

       Foreign Taxes.  Income and dividends received by the Fund from sources
       --------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company. The Fund does not expect to qualify for this election.

       Taxation of Fund Investments.  Except as provided herein, gains and
       ----------------------------
losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

       Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

       If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

       Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

       Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

       Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund and its shareholders may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

       If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

       If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in

PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

       Capital Gain Distributions.  Distributions which are designated by the
       --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

       Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

       Disposition of Fund Shares.  A disposition of Fund shares pursuant to
       --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

       If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

       If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund Share and such Fund Share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund Share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

       Federal Income Tax Rates.  As of the printing of this SAI, the maximum
       ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

       Foreign Shareholders.  Under the Code, distributions of net investment
       --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

       Backup Withholding.  The Company may be required to withhold, subject to
       ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

       Other Matters.  Investors should be aware that the investments to be made
       -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

       The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

       The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management."

       The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers more than twenty-five other funds.

       Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

       The Fund is comprised of three classes of shares, Class A, Class B and Class C shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by series unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and would be voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

       As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

       The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

       Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

       Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.

       MIT is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

       The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. MIT also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

       Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The amounts shown below are expected to change on December 15, 1997, as former shareholders of the Overland Funds become shareholders of the Company's Funds.


                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------

                                              Class; Type     Percentage   Percentage
     Fund        Name and Address            of Ownership      of Class      of Fund
     ----        ----------------            ------------     ----------   ----------
AGGRESSIVE       Wells Fargo Bank               Class A        58.56%       41.31%
GROWTH FUND      P.O. Box                     Record Holder
                 63015
                 San Francisco, CA 94163

                 Virg. & Co.                    Class A         5.91%         N/A
                 C/O Wells Fargo Bank         Record Holder
                 P.O. Box 9800
                 MAC 9139-027
                 Calabassas, CA 91372

       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

       The Company's Registration Statement, including the Fund's Prospectus and SAI, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP has been selected as independent auditor for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

       The portfolio of investments, audited financial statements and independent auditors' report for the Fund and the Master Portfolio for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

       The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

       Moody's:  The four highest ratings for corporate bonds are "Aaa,"
       -------
"Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P:  The four highest ratings for corporate bonds are "AAA," "AA,"
       ---
"A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

       Moody's:  The highest rating for corporate commercial paper is "P-1"
       -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate commercial paper indicates that
       ---
the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 6, 1997

                         CALIFORNIA TAX-FREE BOND FUND
                            NATIONAL TAX-FREE FUND

                                    CLASS C
               ------------------------------------------------

   Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about CLASS C SHARES offered in the CALIFORNIA TAX-FREE BOND FUND and NATIONAL TAX-FREE FUND of the Stagecoach Family of Funds (each, a "Fund" and together, the "Funds"). The investment objective of each Fund is described in the Prospectus under "How the Funds Work -- Investment Objective(s) and Policies."

   This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated October 6, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.

                    _______________________________________

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
General............................................................    1

Investment Restrictions............................................    1

Additional Permitted Investment Activities.........................    5

Special Considerations Affecting California Municipal Obligations..   15

Management.........................................................   18

Performance Calculations...........................................   27

Determination of Net Asset Value...................................   31

Additional Purchase and Redemption Information.....................   31

Portfolio Transactions.............................................   32

Fund Expenses......................................................   34

Taxes..............................................................   35

Capital Stock......................................................   40

Other Information..................................................   41

Independent Auditors...............................................   41

Financial Information..............................................   42

Appendix...........................................................   A-1

                                    GENERAL

   Stagecoach Funds, Inc. (the "Company") is an open-end management investment company offering shares in separately managed investment portfolios. The California Tax-Free Bond Fund was originally organized as a fund of Stagecoach. The National Tax-Free Fund was originally organized as an investment portfolio of Westcore Trust ("Westcore") as the Quality Tax-Exempt Income Fund. On October 1, 1995, the Fund was reorganized as an investment portfolio of Pacifica Funds Trust ("Pacifica"). An Agreement and Plan of Reorganization by and between Pacifica and the Company was approved by the Company's Board of Directors on April 25, 1996, and was approved by Pacifica's Board of Trustees on May 17, 1996. The reorganization became effective on September 6, 1996 (the "Reorganization") and the Pacifica National Tax-Exempt Fund was reorganized as the National Tax-Free Fund.

   On July 23, 1997 the Board of Directors of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation with the Company to consolidate each Overland Fund with and into certain new or existing Stagecoach Funds which have the same or similar investment objectives and policies (the "Consolidation"). If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. Overland Class A and D shareholders will receive Stagecoach Class A and C shares, respectively. The Consolidation is expected to close on or about December 15, 1997.

                                             STAGECOACH FUNDS -
OVERLAND EXPRESS FUNDS - CLASSES             EXISTING AND NEW CLASSES
--------------------------------             ------------------------
California Tax-Free Bond - A and D           California Tax-Free Bond - A and C
Municipal Income - A and D                   National Tax-Free Fund - A and C

                            INVESTMENT RESTRICTIONS

   Fundamental Investment Policies.  The Funds are subject to the following
   -------------------------------
investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock":

   The National Tax-Free Fund may not:
   -----------------------------------

   1. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities.

   2. Purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

   3.  Purchase securities of companies for the purpose of exercising control.

   4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

   5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund may be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with Fund's investment objective, policies and limitations, may be deemed to be underwriting.

   6. Write or sell put options, call options, straddles, spreads, or any combination thereof.

   7. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts of up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices as described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

   8. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

   9. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

   10. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

   11. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

   12. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

   The California Tax-Free Bond Fund may not:
   -----------------------------------------

   1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

   2. Purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

   3. Purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

   4. Underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   5.  Make investments for the purpose of exercising control or management;

   6. Issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

   7. Write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

   The California Tax-Free Bond Fund is subject to the following non-fundamental policies (which may be changed without shareholder vote):

   1. The Fund may not purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

   2. The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

   3. The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

   4. The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

   6. The Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

   In addition, the California Tax-Free Bond Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940

Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

   If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than 15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

   The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

   For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

   The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

   U.S. Government Obligations.  The Funds may invest in various types of U.S.
   ----------------------------
Government obligations in accordance with the policies described in its Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

   Repurchase Agreements.  The Funds may enter into repurchase agreements
   ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase.
A Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. A Fund may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Funds consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

   Bank Obligations.  The Funds may invest in bank obligations, including
   -----------------
certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the National Tax-Free Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Commercial Paper.  Each Fund may invest in commercial paper. Commercial paper
   -----------------
includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

   Investment Company Securities.  Each Fund may invest in securities issued by
   ------------------------------
other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of a Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund may invest in such securities in accordance with its investment policies.

   Floating- and Variable-Rate Obligations. Each Fund may purchase floating- and
   ----------------------------------------
variable-rate obligations as described in the Prospectus. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Funds may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Funds, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   Floating- and variable-rate demand instruments acquired by the National Tax-Free Fund may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

   Loans of Portfolio Securities.  In accordance with the policies described in
   ------------------------------
its Prospectus, the California Tax-Free Bond Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a Fund.

   The California Tax-Free Bond Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

   Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
   ----------------------------------------------------------------------------
Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Funds will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

   Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest
                                                - -
rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

   The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect. The California Tax-Free Bond Fund does not intend to invest more than 5% of its net assets in such securities during the coming year.

   Unrated Investments.  The California Tax-Free Bond Fund may purchase
   -------------------
instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

   Letters of Credit.  Certain of the debt obligations (including municipal
   -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the California Tax-Free Bond Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

   Pass-Through Obligations.  Certain of the debt obligations which the
   ------------------------
California Tax-Free Bond Fund may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

   Municipal Obligations. Municipal obligations in which a Fund may invest
   ----------------------
subject to the investment policies disclosed in its Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

   The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

   There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

   Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private
user.   The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. The California Tax-Free Bond Fund may invest up to 25% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

   The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

   TANs.  An uncertainty in a municipal issuer's capacity to raise taxes as a
   ----
result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

   BANs.  The ability of a municipal issuer to meet its obligations on its BANs
   ----
is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

   RANs.  A decline in the receipt of certain revenues, such as anticipated
   ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

   As stated in the Prospectus, the adviser, under the supervision of the Company's Board of Directors, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and
(5) the legal recourse in the event of failure to appropriate.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to California obligations, the California Tax-Free Bond Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or California obligations, specifically, for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the California Tax-Free Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

   Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

   Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

   The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

   Investments in Warrants. Although it has no present intention to do so, the
   -----------------------
California Tax-Free Bond Fund may invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which it may invest directly.

   Stand-By Commitments. The National Tax-Free Fund may acquire stand-by
   ---------------------
commitments with respect to municipal obligations. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

   The National Tax-Free Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

   The National Tax-Free Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

   The National Tax-Free Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

   Nationally Recognized Statistical Ratings Organizations. The ratings of
   --------------------------------------------------------
Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

   The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                       SPECIAL CONSIDERATIONS AFFECTING
                       CALIFORNIA MUNICIPAL OBLIGATIONS

   Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

   The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession.
Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

   The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

   The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's lowered its rating from "Aa" to "A1," S&P lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

   However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poor's upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

   Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

   On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

   State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

   The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

   Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

   Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad volorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

   In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

   Other Information. Certain debt obligations held by the California Tax-Free Bond Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the California Tax-Free Bond Fund would not be paid in a timely manner.

   Certain debt obligations held by the California Tax-Free Bond Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

   There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *


   The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

                                   MANAGEMENT

   The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      Principal Occupations
Name, Age and Address        Position                 During Past 5 Years
---------------------        --------                 ---------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027


*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC 27104                               Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.



Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.




*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc.; Real
                                                      Estate Developer;
                                                      Chairman of Renaissance
                                                      Properties Ltd.;
                                                      President of Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.



Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer, Secretary and   Services Group of
                             Treasurer                Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                              COMPENSATION TABLE
                           Year Ended March 31, 1997
                           -------------------------

                                                    Total Compensation
                            Aggregate Compensation   from Registrant
    Name and Position          from Registrant       and Fund Complex
    -----------------          ---------------       ----------------
Jack S. Euphrat                  $11,250                 $33,750
Director
R. Greg Feltus                   $   -0-                 $   -0-
Director
Thomas S. Goho                   $11,250                 $33,750
Director
Joseph N. Hankin                 $   -0-                 $   -0-
Director
(appointed as of 9/6/96)
Zoe Ann Hines                    $   -0-                 $   -0-
Director
(resigned as of 9/6/96)
W. Rodney Hughes                 $ 9,250                 $27,750
Director
Robert M. Joses                  $11,250                 $33,750
Director
J. Tucker Morse                  $ 9,250                 $27,750
Director

   Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

   INVESTMENT ADVISER.  The Funds are advised by Wells Fargo Bank pursuant to
   -------------------
an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank also has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.50% of each Fund's average daily net assets.

   Each advisory contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   For the fiscal years ended December 31, 1994 and 1995, and the fiscal periods ended September 30, 1996 and March 31, 1997, the California Tax-Free Bond Fund paid the following advisory fees to Wells Fargo Bank:

                Dec. 31, 1994         Dec. 31, 1995       Sept. 30, 1996     March  31, 1997
                -------------         -------------       --------------     ---------------
                Fees       Fees        Fees      Fees      Fees      Fees     Fees      Fees
                Paid      Waived       Paid     Waived     Paid     Waived    Paid     Waived
                ----      ------       ----     ------     ----     ------   -----     ------
California
Tax-Free
Bond Fund     $368,134  $1,728,107  $1,542,893    $-0-  $1,202,280    $-0-  $530,227  $555,158

   For the fiscal period ended March 31, 1997, the National Tax-Free Fund paid the following advisory fees to Wells Fargo Bank:

                                   Fiscal Period Ended March 31, 1997
                                   ----------------------------------

                                 Fees Paid                  Fees Waived
                                 ---------                  -----------
National Tax-Free Fund             $-0-                       $30,284

   Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolio of the National Tax-Free Bond Fund. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the Fund. For the fiscal year ended

September 30, 1996 the Fund paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

                                 Fiscal Year Ended Sept. 30, 1996
                                 --------------------------------

                               Fees Paid                  Fees Waived
                               ---------                  -----------
National Tax-Free Fund           $- 0-                      $67,463

   Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisers to the predecessor portfolio of the National Tax-Free Fund. For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the advisers were entitled to receive advisory fees from the Fund at the same annual rate as those that were in effect for WFIM. For these periods, the advisers were entitled to receive the indicated amounts in advisory fees and the advisers waived additional advisory fees and reimbursed expenses as follows:


                          Period Ended      Period Ended     Period Ended
                         Sept. 30, 1995*    May 31, 1995     May 31, 1994
                         ---------------    ------------     ------------
                         Fees     Fees      Fees    Fees     Fees     Fees
                         Paid     Waived    Paid    Waived   Paid     Waived
National Tax-Free Fund    $24,173  $68,667  $67,845 $145,244 $57,059  $141,590

___________________
* The Fund changed its fiscal year-end from May 31 to September 30.

   ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
   ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo Bank and the Company on behalf of each Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Company on behalf of each Fund, state that Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

   Prior to February 1, 1997, Stephens served as sole administrator to the Funds and was entitled to receive 0.03% and 0.05% of the average daily net assets of the California Tax-Free Bond and National Tax-Free Funds, respectively.

   For the years ended December 31, 1994 and 1995, and fiscal periods ended September 30, 1996 and March 31, 1997, the California Tax-Free Bond Fund paid the following dollar amounts of administration fees to Stephens:

                                 Dec. 31, 1994  Dec. 31, 1995  Sept. 30, 1996  March 31, 1997
                                 -------------  -------------  --------------  --------------
California Tax-Free Bond Fund         $126,570        $93,013         $73,687         $85,535

   Prior to September 6, 1996, the administrator to the predecessor portfolio of the National Tax-Free Fund, Furman Selz LLC ("Furman Selz"), provided management and administrative services necessary for the operation of the Fund pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio. The following table reflects the net (after waivers) administration fees paid to Stephens as sole administrator to the Fund for the period beginning September 6, 1996 and ended September 30, 1996 and net (after waivers) administration fees paid to Furman Selz during the period beginning October 1, 1995 and ended September 5, 1996. In addition, the table reflects the net (after waivers) administration fees paid to Stephens as sole administrator to the Fund for the period beginning October 1, 1996 and ended January 31, 1997, and net (after waivers) administration fees paid to Wells Fargo Bank and Stephens as administrator and co-administrator, respectively, during the period beginning February 1, 1997 and ended March 31, 199 7.

                          Six-Months Ended      Year Ended
    Fund                   March 31, 1997   September  30, 1996
    ----                   --------------   -------------------
National Tax-Free Fund         $3,222              $14,138

   Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as administrator to the predecessor portfolio of the National Tax-Free Fund. For the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994, ALPS was entitled to receive the indicated amounts in administration fees and ALPS waived administration fees as follows:


                           Period Ended             Period Ended           Period Ended
    Fund                  Sept. 30, 1995*           May 31, 1995           May 31, 1994
    ----                  ---------------           ------------           ------------
                        Fees Paid   Fees Waived  Fees Paid  Fees Waived  Fees Paid  Fees Waived
National Tax-Free Fund   $2,417      $-0-         $6,785     $2,018       $5,706     $4,210

-------------------
* The Fund changed its fiscal year-end from May 31 to September 30.

   SPONSOR AND DISTRIBUTOR.  As discussed in the Funds' Prospectus under the
   -----------------------
heading "Management, Distribution and Servicing Fees," Stephens (the "Distributor"), 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Funds.

   DISTRIBUTION PLAN.  The following information supplements and should be
   -----------------
read in conjunction with the Prospectus section entitled "Distribution Plan."
As indicated in the Prospectus, each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plan for the Class C shares of the Funds was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors").

   Under the Plan for the Class C shares and pursuant to the Distribution Agreement, the Funds may pay the Distributor as compensation for distribution-related activities and services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class C shares of each Fund. As indicated in the Prospectus, this amount may increase to 0.75% if approved by shareholder vote.

   The actual fee payable to the Distributor shall be determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

   Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Qualified Directors of the Company. Agreements related to the Plan also must be approved by such vote of the Directors and Qualified Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Qualified Directors on not more than 60 days' written notice. The Class C Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

   The Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Qualified Directors of the Company be made by such non-interested directors.

   Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' Class C shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class C shares of the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

   SHAREHOLDER SERVICING AGENT.  As discussed in the Funds' Prospectus under
   ----------------------------
the heading "Shareholder Servicing Agent," the Funds have approved Servicing Plans for each class of its shares and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net asset value of the Class C shares owned by or attributable to such customers of the Shareholder Servicing Agent.

   SERVICING PLAN.  The Class C Servicing Plan and related shareholder servicing
   --------------
agreements were approved by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors"). The actual fee payable to servicing agents under the Class C Servicing Plan is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under Conduct Rules of the NASD.

   The Class C Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Qualified Directors.

   The Class C Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

   CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo Bank
   -----------------------------------------------------
has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of a Fund and pays all expenses of the Funds. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

   For its services as transfer and dividend disbursing agent, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets attributable to the Class C shares of the Funds.

   Prior to February 1, 1997, under an agreement with the California Tax-Free Bond Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as a California Tax-Free Bond Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

   For the fiscal periods ended September 30, 1996 and March 31, 1997, the California Tax- Free Bond Fund did not pay any custody fees to Wells Fargo Bank.

   For the fiscal periods ended September 30, 1996 and March 31, 1997, the California Tax-Free Bond Fund did not pay any transfer agency fees to Wells Fargo Bank.

   Prior to February 1, 1997, under an agreement with the National Tax-Free Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Fund as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the predecessor portfolio of the National Tax-Free Fund. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

   FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolio of the National Tax-Free Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets; 0.0175% of the next $5 billion in aggregate average daily net assets; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

   For the period beginning October 1, 1995 and ended September 5, 1996 and for the period beginning September 6, 1996 and ended September 30, 1996 the National Tax-Free Fund did not pay any fees to FICAL or Wells Fargo Bank. For the fiscal period ended March 31, 1997, the National Tax-Free Fund did not pay any custody or transfer agency fees to Wells Fargo Bank.

   UNDERWRITING COMMISSIONS.  For the year ended December 31, 1994, the
   ------------------------
Company's distributor retained $5,415,227 in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase and redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase and redemption of Company shares.

   For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens and WFSI retained $1,251,311 and $333,234 of such commissions, respectively.

   For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

   For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

   For the period beginning October 1, 1995 and ended September 5, 1996 with respect to the predecessor portfolio of the National Tax-Free Fund, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. and its registered representatives retained $18,139 and $132,632 of such commissions, respectively.


                           PERFORMANCE CALCULATIONS

   The following information supplements and should be read in conjunction with the sections in each Prospectus entitled "Performance." Performance figures for each class of shares of the Funds will vary due to different expense levels and front-end or contingent deferred sales charges. A Fund may quote in advertising and other types of literature, information and statements, the performance of the Class C shares for periods prior to October 6, 1997 (the inception date of the Class C shares) by referring to the performance of the Fund's existing Class A shares adjusted to reflect the expense ratio of the Class C shares in effect on October 6, 1997. Historical performance for the National Tax-Free Fund been calculated using returns produced by it's predecessor funds of Westcore and Pacifica for the applicable periods. Class C performance reflects Stagecoach Class A performance which in turn reflects Pacifica Fund Class A and Westcore Fund performance.

   TOTAL RETURN.  The Funds may advertise certain total return information
   ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Funds also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

   CUMULATIVE TOTAL RETURN.  The Funds may advertise cumulative total return.
   -----------------------
Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

   YIELD CALCULATIONS.  The Funds may, from time to time, include their yields,
   -------------------
tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Yield quotations for the Funds are based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD - 2[(a - b + 1)/6/  -1]
                                    -----
                                      cd

   where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the California Tax-Free Bond Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the California Tax-Free Bond Fund's net investment income.

   Tax-equivalent yield quotations for the Funds are calculated according to the following formula:

                      Tax Equivalent Yield = (  E  ) +  t
                                              -----
                                              1 - p

                             E = tax-exempt yield
                             p = stated income tax rate
                             t = taxable yield

   The tax-equivalent yield for the California Tax-Free Bond Fund also is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

   Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

   From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

   The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

   In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

   The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

   The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

   From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

   The Company also may disclose in sales literature, the distribution rate on a Fund or a class of shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

   The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions, and $19 billion in mutual fund assets.

   The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

   The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of shares." Net asset value per class of shares of a Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

   Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

   Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

   Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

   Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

   The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

   In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

   The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

   Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

   Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

   The Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

   In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

     Brokerage Commissions.  During the years ended December 31, 1994 and 1995
     ----------------------
and the fiscal periods ended September 30, 1996 and March 31, 1997, the California Tax-Free Bond Fund did not pay any brokerage commissions on portfolio transactions. During the fiscal periods ended May 31, 1994, May 31, 1995, September 30, 1995, September 30, 1996 and March 31, 1997, the National Tax-Free Fund and its predecessor portfolio did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers.  The Funds may from time to time
     ------------------------------------
purchase securities issued by their regular broker/dealers. As of March 31, 1997 and as of September 30, 1996, the Funds did not own any securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act.

   As of December 31, 1995, the California Tax-Free Bond Fund did not own any securities of its regular brokers or dealers or their parents, as defined in the Act. Furman Selz, the administrator to the predecessor portfolio, did not report in their N-SAR for the fiscal year ended September 30, 1995, that the National Tax-Free Fund held securities of its regular broker/dealers or their parents.

     Portfolio Turnover Rate.  Changes may be made in the portfolios consistent
     -----------------------
with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against such Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES

     The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

     In General.  The Company intends to qualify each Fund as a regulated
     ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Special Tax Considerations.  The Funds intend that at least 50% of the
     --------------------------
value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax. Furthermore, recent tax legislation extends to all corporations (other than insurance companies) the rule that applies to financial institutions that disallows interest deductions of a taxpayer (that are not otherwise disallowed as allocable under present law to tax-exempt obligations) in the same proportion as the average basis of its tax- exempt obligations bears to the average basis of all of the taxpayer's assets.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

     The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over twenty-five funds.

     With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of each Fund as a whole. The amounts shown below are expected to change on December 15, 1997, as former shareholders of the Overland Funds become shareholders of the Company's Funds.

                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------


                                             Class; Type      Percentage   Percentage
     Fund           Name and Address        of Ownership       of Class      of Fund
     ----           ----------------        ------------       -------       -------
NATIONAL TAX-    Byrne Family Trust #2         Class A          7.89%         N/A
  FREE FUND      9011 W. Little York        Record Holder
                 Houston, TX  77040

                 Stephens Inc.                 Class B         20.31%         N/A
                 111 Center Street          Record Holder
                 Little Rock, AR  72201

                 Stephens Inc.                 Class B         19.54%         N/A
                 111 Center Street          Record Holder
                 Rock, AR  72201

                 Stephens Inc.                 Class B          6.66%         N/A
                 111 Center Street          Record Holder
                 Rock, AR  72201

                 Stephens Inc.                 Class B         13.09%         N/A
                 111 Center Street          Record Holder
                 Rock, AR  72201

                 Stephens Inc.                 Class B          7.04%         N/A
                 111 Center Street          Record Holder
                 Rock, AR  72201

                 Stephens Inc.                 Class B          9.51%         N/A
                 111 Center Street          Record Holder
                 Rock, AR  72201

                 Stephens Inc.                 Class B         15.68%         N/A
                 111 Center Street          Record Holder
                 Rock, AR  72201

                 Virg. & Co.             Institutional Class   68.21%       39.26%
                 Attn: MF Dept. A88-4       Record Holder
                 P.O. Box 9800
                 Calabassas, CA 91372

                 Hep & Co.               Institutional Class   30.53%       17.57%
                 Attn: MF Dept. A88-4       Record Holder
                 P.O. Box 9800
                 Calabassas, CA 91372

CALIFORNIA       Dim & Co.               Institutional Class   85.20%       17.08%
TAX- FREE        Attn: MF Dept. A88-4       Record Holder
BOND FUND        P.O. Box 9800
                 Calabassas, CA 91372

                 Hep & Co.               Institutional Class   30.53%       17.57%
                 Attn: MF Dept. A88-4       Record Holder
                 P.O. Box 9800
                 Calabassas, CA 91372

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or
Fund).


                               OTHER INFORMATION

     The Company's Registration Statement, including the Prospectus and SAI for the Funds, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

   The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                  SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 6, 1997

                                GINNIE MAE FUND

                                    CLASS C
                        _______________________________

       Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about CLASS C SHARES offered in the GINNIE MAE FUND (the "Fund") of the Stagecoach Family of Funds. The Fund also offers Class A, Class B and Institutional Class shares. The investment objective of the Fund is described in its Prospectus under "How the Fund Works -- Investment Objectives and Policies."

       This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 6, 1997. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       __________________________________

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
General.........................................     1
Investment Restrictions.........................     1
Additional Permitted Investment Activities......     3
Management......................................     5
Performance Calculations........................    11
Determination of Net Asset Value................    16
Additional Purchase and Redemption Information..    16
Portfolio Transactions..........................    17
Fund Expenses...................................    19
Federal Income Taxes............................    19
Capital Stock...................................    23
Other...........................................    24
Independent Auditors............................    25
Financial Information...........................    25
SAI Appendix....................................   A-1

                                    GENERAL

       On July 23, 1997 the Board of Directors of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation with Stagecoach Funds, Inc. (the "Company") to consolidate each Overland Fund with and into certain new or existing Stagecoach Funds which have the same or similar investment objectives and policies (the "Consolidation"). If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. Overland Class A and D shareholders will receive Stagecoach Class A and Class C shares, respectively. The Consolidation is expected to close on or about December 15, 1997.

                                          STAGECOACH FUND -
OVERLAND EXPRESS FUND - CLASSES        EXISTING AND NEW CLASSES
-------------------------------        ------------------------
U.S. Government Income - A and D       Ginnie Mae - A and C

       In addition, on July 23, 1997, the Board of Directors of the Company approved the change of name of the Ginnie Mae Fund to the "U.S. Government Income Fund" to become effective as of the closing date of the Consolidation.


                            INVESTMENT RESTRICTIONS

       Fundamental Investment Policies.  The Fund is subject to the following
       -------------------------------
investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock":

       The Fund may not:
       -----------------

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

       (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

       (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

       (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

       (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

       (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

       (7) make investments for the purpose of exercising control or management;

       (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

       (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; or

       (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

       The Fund may make loans in accordance with its investment policies.

       Non-Fundamental Investment Policies.  The Fund is subject to the
       -----------------------------------
following non-fundamental policies which may be changed by a majority vote of the Board of Directors without shareholder approval:

       The Fund may not:
       ----------------

       (1) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

       (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

       (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such Classes of securities will exceed 5% of its total assets; or

       (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

       In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

       Unrated Investments.  The Fund may purchase instruments that are not
       -------------------
rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

       Letters of Credit. Certain of the debt obligations (including
       -----------------
certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

       Pass-Through Obligations.  Certain of the debt obligations in which the
       ------------------------
Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

       When-Issued Securities.  Certain of the securities in which the Fund may
       ----------------------
invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

       The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

       Loans of Portfolio Securities.  The Fund may lend securities from their
       -----------------------------
portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

       Foreign Obligations. Investments in foreign obligations involve certain
       -------------------
considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Ginnie Mae Fund does not intend to invest in foreign obligations during the coming year. The Fund may not invest 25% or more of its assets in foreign obligations.


                                  MANAGEMENT

       The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      Principal Occupations
Name, Age and Address        Position                 During Past 5 Years
---------------------        --------                 ---------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC  27104                              Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc.; Real
                                                      Estate Developer;
                                                      Chairman of Renaissance
                                                      Properties Ltd.;
                                                      President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer, Secretary and   Services Group of
                             Treasurer                Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                              COMPENSATION TABLE
                           Year Ended March 31, 1997
                           -------------------------

                                                    Total Compensation
                          Aggregate Compensation     from Registrant
  Name and Position           from Registrant        and Fund Complex
  -----------------       ----------------------    ------------------
   Jack S. Euphrat               $11,250                 $33,750
      Director

   R. Greg Feltus                $   -0-                 $   -0-
      Director

   Thomas S. Goho                $11,250                 $33,750
      Director

  Joseph N. Hankin               $   -0-                 $   -0-
      Director
(appointed as of 9/6/96)

    Zoe Ann Hines                $   -0-                 $   -0-
      Director
(resigned as of 9/6/96)

   W. Rodney Hughes              $ 9,250                 $27,750
      Director

    Robert M. Joses              $11,250                 $33,750
      Director

    J. Tucker Morse              $ 9,250                 $27,750
      Director

       Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

       INVESTMENT ADVISER.  The Fund is advised by Wells Fargo Bank pursuant to
       ------------------
an Advisory Contract. The Advisory Contract provides that Wells Fargo Bank shall furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and the average maturities of its portfolios. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to a monthly investment advisory fee at an annual rate equal to 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% in excess of $500 million.

       The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

       For the years ended December 31, 1994 and 1995, and the fiscal periods ended September 30, 1996 and March 31, 1997, the Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the following amounts:

December 31, 1994    December 31, 1995   September 30, 1996    March 31, 1997
-----------------    -----------------   ------------------   ---------------
Fees        Fees     Fees        Fees    Fees        Fees     Fees      Fees
Paid       Waived    Paid       Waived   Paid       Waived    Paid     Waived
----       ------    ----       ------   ----       ------    -----    ------
$1,185,036   -0-   $840,112       -0-  $679,123       -0-   $278,058  $152,112

       ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
       ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Company on behalf of the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Company on behalf of the Fund, state that Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditor and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

       Prior to February 1, 1997, Stephens served as sole administrator to the Fund and was entitled to receive 0.03% of the Fund's average daily net assets.

       For the years ended December 31, 1994 and 1995, and the fiscal periods ended September 30, 1996 and March 31, 1997, the Fund paid the following dollar amounts of administration fees to Stephens:

 December 31, 1994   December 31, 1995  September 30, 1996  March 31, 1997
-------------------  -----------------  ------------------  --------------
     $ 71,842              $50,407            $40,747           $32,158

       SPONSOR AND DISTRIBUTOR.  As discussed in the Fund's Prospectus under the
       -----------------------
heading "Management, Distribution and Servicing Fees," Stephens (the "Distributor") serves as the Fund's sponsor and distributor.

       DISTRIBUTION PLANS.  The following information supplements and should be
       ------------------
read in conjunction with the Prospectus section entitled "Distribution Plan". As indicated in the Prospectus, the Fund has adopted a distribution plan on behalf of each class of its shares under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan for the Class C shares of the Fund was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"),

       Under the Plan for Class C shares of the Fund and pursuant to the Distribution Agreement, the Fund may pay the Distributor as compensation for distribution-related activities and services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class C shares of the Fund. As indicated in the Prospectus, this amount may increase to 0.75% if approved by shareholder vote.

       The actual fee payable to the Distributor shall be determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

       Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Qualified Directors of the Company. Agreements related to the Plan also must be approved by such vote of the Directors and Qualified Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Qualified Directors on not more than 60 days' written notice. The Class C Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

       The Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such Qualified Directors.

       Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class C shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class C shares of the Fund is designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

       SHAREHOLDER SERVICING AGENT.  As discussed in the Fund's Prospectus under
       ---------------------------
the heading "Shareholder Servicing Agent," the Fund has approved Servicing Plans for each class of its shares and has entered into shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a shareholder servicing agent is entitled to a fee from the Fund of up to 0.25%, on an annualized basis, of the average daily net asset value of the Class C shares owned by or attributable to such customers of the Shareholder Servicing Agent.

       SERVICING PLAN.  The Servicing Plan for the Class C shares of the Fund
       --------------
and related shareholder servicing agreements were approved by the Company's Board of Directors including a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

       The actual fee payable to servicing agents under the Servicing Plan for the Class C shares is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum amounts payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

       The Servicing Plan for the Class C shares continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Directors. No material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Servicing Plan Qualified Directors.

       The Servicing Plan for the Class C shares requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

       CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo Bank
       ----------------------------------------------------
has been retained to act as custodian and transfer and dividend disbursing agent for the Fund, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020%
of the average daily net assets in excess of $100,000,000.   For the fiscal
periods ended September 30, 1996 and March 31, 1997, the Fund did not pay any custody fees.

       For its services as transfer and dividend disbursing agent for the Class C shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of the Fund's Class C shares. Under the transfer agency agreement in effect prior to February 1, 1997, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the fiscal periods ended September 30, 1996 and March 31, 1997, the Fund did not pay any transfer and dividend disbursing agency fees.

       UNDERWRITING COMMISSIONS.  For the year ended December 31, 1994, the
       ------------------------
Company's distributor retained $5,415,227 in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of Company shares.

       For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

       For the fiscal period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

       For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.


                            PERFORMANCE CALCULATIONS

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Performance". Performance figures for each class of shares of the Fund will vary due to different expense levels and front-end or contingent-deferred sales charges. The Fund may quote in advertising and other types of literature, information and statements, the performance of the Class C shares for periods prior to October 6, 1997 (the inception date of the Class C shares) by referring to the performance of the Fund's existing Class A shares adjusted to reflect the expense ratios of the Fund's Class C shares in effect on October 6, 1997.


       TOTAL RETURN.  The Fund may advertise certain total return information
       ------------
computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, a Fund that assesses a sales charge, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume

Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

       CUMULATIVE TOTAL RETURN.  The Fund may advertise cumulative total return
       -----------------------
on each class of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

       In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

       YIELD CALCULATIONS.  The Fund may advertise certain yield information on
       ------------------
its shares. As and to the extent required by the SEC, yield on each class of shares will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

       The yield on each class of the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

       In addition, investors should recognize that changes in the net asset values of shares of each class of shares of the Fund will affect the yield of each such class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders. Yield information for each Class of shares of the Fund may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of each class of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

       From time to time and only to the extent the comparison is appropriate for a Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One

Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

       The performance of a class of shares of the Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Class of shares of a Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

       In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

       From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

       The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

       The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

       The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of Fund shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of Fund shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical
            - -
performance or current or potential value with respect to the particular industry or sector.

       The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

       The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

       From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

       The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

       The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

       Net asset value per class of shares of the Fund is determined by the Custodian of the Fund on each day the New York Stock Exchange ("NYSE") is open for trading as of the close of regular trading on the NYSE, which is currently 1:00 p.m. Pacific time.

       Securities of the Fund for which market quotations are available are valued at latest prices. Securities of the Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost.

Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

       Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

       Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

       The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

       In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

       The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

       Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

       Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions.
The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

       The Fund may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

       In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

       Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

       Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

       The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Fund is not reduced because Wells Fargo Bank receives such services.

       Brokerage Commissions.  For the years ended December 31, 1994 and 1995,
       ---------------------
and the fiscal periods ended September 30, 1996 and March 31, 1997, the Fund did not pay any brokerage commissions.

       Securities of Regular Broker/Dealers.  As of March 31, 1997, the Fund
       ------------------------------------
owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund           Amount        Regular Broker/Dealer
----           ------        ---------------------
Ginnie Mae     $839,000      Goldman Sachs & Co. (Pooled Repurchase Agreements)

       Portfolio Turnover Rate.  The higher portfolio turnover rates for the
       -----------------------
Fund should not adversely affect it because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

       Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

       The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus generally describe the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

       In General.  The Company intends to qualify the Fund as a regulated
       ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

       Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

       Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
       ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

       Taxation of Fund Investments.  Except as provided herein, gains and
       ----------------------------
losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

       Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

       If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

       If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

       Capital Gain Distributions.  Distributions which are designated by the
       --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

       Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by the Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

       Other Distributions.  Although dividends by the Fund will be declared
       -------------------
daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

       Disposition of Fund Shares.  A disposition of Fund shares pursuant to
       --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

       If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

       If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

       Federal Income Tax Rates.  As of the printing of this SAI, the maximum
       ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

       Foreign Shareholders.  Under the Code, distributions of net investment
       --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control
substantial decisions of   that trust), foreign estate (i.e., the income of
which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

       Backup Withholding.  The Company may be required to withhold, subject to
       ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

       Other Matters.  Investors should be aware that the investments to be made
       -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

       The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

       The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five funds.

       Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

       With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

       The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

       Each share represents an equal proportional interest in the Fund with each other share in the same class of shares and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

       Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

       Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The amounts shown below are expected to change on December 15, 1997, as former shareholders of the Overland Funds become shareholders of the Company's Funds.

                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------

                      Name and                Class; Type        Percentage   Percentage
    Fund              Address                of Ownership         of Class      of Fund
    ----              -------                ------------         --------      -------
GINNIE MAE    Wells Fargo Bank                 Class A             33.43%       27.10%
              P.O. Box 63015                Record Holder
              San Francisco, CA  94163

              Stephens Inc.                Institutional Class      5.90%         N/A
              111 Center Street               Record Holder
              Little Rock, AR  72201

              Virg. & Co.                  Institutional Class      34.46%        N/A
              Attn: MF Dept. A88-4            Record Holder
              P.O. Box 9800
              Calabassas, CA 91372

              Hep & Co.                    Institutional Class       9.71%        N/A
              Attn: MF Dept. A88-4            Record Holder
              P.O. Box 9800
              MAC 9139-027
              Calabassas, CA 91372

       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

       The Company's Registration Statement, including the Prospectus and SAI for the Fund, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP has been selected as independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

       The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

       The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

       Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa,"
       -------
"A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A"
       ---
and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

       Moody's:  The highest rating for corporate commercial paper is "P-1"
       -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate commercial paper indicates that
       ---
the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 6, 1997

                  NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS

                      __________________________________

       Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about INSTITUTIONAL CLASS shares offered in the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND (the "Fund") of the Stagecoach Family of Funds. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies".

       This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 6, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the transfer agent at the telephone number indicated above.

                      __________________________________

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
General...................................................................  1
Investment Restrictions...................................................  1
Additional Permitted Investment Activities................................  4
Management................................................................  7
Performance Calculations.................................................. 12
Determination of Net Asset Value.......................................... 16
Additional Purchase and Redemption Information............................ 17
Portfolio Transactions.................................................... 18
Fund Expenses............................................................. 20
Federal Income Taxes...................................................... 20
Capital Stock............................................................. 23
Other..................................................................... 25
Independent Auditors...................................................... 26
Financial Information..................................................... 26
SAI Appendix.............................................................. A-1

                                    GENERAL

       The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Master Portfolio has the same investment objective as the Fund. On July 23, 1997, the Company's Board of Directors approved an agreement and plan of consolidation to reorganize the funds of another investment company, Overland Express Funds, Inc., with and into certain funds of the Company (the "Consolidation"). If the Consolidation is completed as anticipated, the Master Portfolio will be dissolved in December of 1997. The Fund will no longer invest its assets in the Master Portfolio, but instead will invest directly in a portfolio of securities. The Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser to manage the Fund's assets in substantially the same manner as Wells Fargo Bank currently manages the Master Portfolio's assets and for the same level of advisory fees.

       If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. The Consolidation is expected to close on or about December 15, 1997.

OVERLAND EXPRESS FUND              STAGECOACH FUND - NEW CLASS
---------------------              ---------------------------
National Tax-Free                  National Tax-Free Money Market Mutual -
 Institutional Money Market         Institutional


                            INVESTMENT RESTRICTIONS

       Fundamental Investment Policies.  The Fund and the Master Portfolio are
       --------------------------------
subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of its shareholders and cast its votes as instructed by such shareholders.

       References to the investments, investment policies and restrictions of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and restrictions of the Master Portfolio.

       The Fund may not:
       ----------------

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities); (ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and
(iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); and further provided that this investment restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

       (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

       (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

       (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program (including the Fund's investments in the Master Portfolio) may be deemed to be an underwriting;

       (5) make investments for the purpose of exercising control or management, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

       (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

       (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

       (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; or

       (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio.

       With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company and MIT currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

       Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with Rule 2a-7's diversification requirements.

       Non-Fundamental Investment Policies.  The Fund is subject to the
       ------------------------------------
following non-fundamental policies.

       The Fund may not:
       ----------------

       (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

       (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

       (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; and

       (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

       The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In addition, these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the above restrictions do not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio.

       In addition, the Fund reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

       Furthermore, the Fund may not purchase or sell real estate limited partnership interests. The Fund does not currently intend to make loans of their portfolio securities.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

       Unrated and Downgraded Investments.  The Fund may purchase instruments
       ----------------------------------
that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks", immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

       Letters of Credit.  Certain of the debt obligations (including municipal
       -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments, provided that Company's Board of Directors approves or ratifies such investments.

       Loans of Portfolio Securities.  The Fund may lend securities from its
       -----------------------------
portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund receives as collateral do not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Fund are subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with the Company, the investment adviser, or the distributor.

       Foreign Obligations.  Investments in foreign obligations involve certain
       -------------------
considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Fund may not invest 25% or more of its assets in foreign obligations.

       Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

       Municipal Bonds.  The Fund may invest in municipal bonds.  The two
       ---------------
principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

       Municipal Notes.  Municipal notes include, but are not limited to, tax
       ---------------
anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

       TANs.  Uncertainty concerning a municipal issuer's capacity to raise
       ----
taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

       BANs.  The ability of a municipal issuer to meet its obligations on its
       ----
BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

       RANs.  A decline in the receipt of certain revenues, such as anticipated
       ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

       The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response
                        - -
to changes in the interest rates payable on new issues of municipal securities

(i.e., market risk).  Should such interest rates rise, the values of outstanding
-- -
securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


                                  MANAGEMENT

       The following information supplements and should be read in conjunction with the Prospectus section entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      Principal Occupations
Name, Age and Address        Position                 During Past 5 Years
---------------------        --------                 -------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC  27104                              Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc.; Real
                                                      Estate Developer;
                                                      Chairman of Renaissance
                                                      Properties Ltd.;
                                                      President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer, Secretary and   Services Group of
                             Treasurer                Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                              COMPENSATION TABLE
                           Year Ended March 31, 1997
                           -------------------------


                                                    Total Compensation
                            Aggregate Compensation   from Registrant
    Name and Position          from Registrant       and Fund Complex
    -----------------          ---------------       ----------------
     Jack S. Euphrat              $11,250                $33,750
        Director
     R. Greg Feltus               $   -0-                $   -0-
        Director
     Thomas S. Goho               $11,250                $33,750
        Director
     Joseph N. Hankin             $   -0-                $   -0-
        Director
 (appointed as of 9/6/96)
     Zoe Ann Hines                $   -0-                $   -0-
        Director
  (resigned as of 9/6/96)
     W. Rodney Hughes             $ 9,250                $27,750
        Director
     Robert M. Joses              $11,250                $33,750
        Director
     J. Tucker Morse              $ 9,250                $27,750
        Director

       Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and MIT are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and

Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

       MASTER/FEEDER STRUCTURE.  The Fund currently seeks to achieve its
       ------------------------
investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of MIT. Upon completion of the anticipated Consolidation and the dissolution of the Master Portfolio, the Fund will invest directly in a portfolio of securities and will no longer invest in the Master Portfolio. The Fund will retain the Master Portfolio's investment adviser for the daily portfolio management of it's assets, in accordance with its investment objectives and policies.

       The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

       The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

       The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

       Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.

       INVESTMENT ADVISER.  The Fund has not engaged an investment adviser.  The
       ------------------
Master Portfolio is advised by Wells Fargo Bank. Upon completion of the anticipated Consolidation and the dissolution of the Master Portfolio, the Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser, to manage it's assets under an advisory contract providing for substantially the same services being provided to the Master Portfolio.

       The current Advisory Contract for the Master Portfolio provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Investment Advisory Contract, Wells Fargo Bank also furnishes to MIT's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.30% of the Master Portfolio's average daily net assets.

       Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data, and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's portfolio.

       For the period beginning April 2, 1996 (commencement of operations) and ended September 30, 1996, the Master Portfolio paid Wells Fargo Bank $76,987 in advisory fees and Wells Fargo Bank waived $10,704 in advisory fees.

       For the six months ended March 31, 1997, the Master Portfolio paid Wells Fargo Bank $127,389 in advisory fees. No advisory fees were waived.

       The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

       ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
       ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

       For the period beginning April 2, 1996 and ended September 30, 1996, Stephens received $731 in administrative fees. During this period and through January 31, 1997, Stephens served as sole administrator to the Fund and was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services. For the period from February 1, 1997 to March 31, 1997, Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.

       For the six months ended March 31, 1997, the Fund paid to Wells Fargo Bank and Stephens $3,744 in administrative fees.

       SPONSOR AND DISTRIBUTOR.  As discussed in the Fund's prospectus under the
       -----------------------
heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

       SHAREHOLDER SERVICING AGENT.  As discussed in the Fund's Prospectus under
       ---------------------------
the heading "Shareholder Servicing Agent," the Fund has approved a Servicing Plan and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a shareholder servicing agent is entitled to a fee from the Fund of up to 0.20%, on an annualized basis, of the average daily net asset value of the Institutional Class shares owned by or attributable to such customers of the Shareholder Servicing Agent.

       SERVICING PLAN.  The Servicing Plan for the Institutional Class shares of
       --------------
the Fund and related shareholder servicing agreements were approved by the Company's Board of Directors including a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

       The actual fee payable to servicing agents under the Servicing Plan for the Institutional Class shares is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum amounts payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

       The Servicing Plan for the Institutional Class shares continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors.
Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Directors. No material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Servicing Plan Qualified Directors.

       The Servicing Plan for the Institutional Class shares requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

       CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank
       ----------------------------------------------------
has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains separate custody accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

       For its services as transfer and dividend disbursing agent for the Institutional Class shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of the Funds Institutional Class shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets plus reimbursement for all reasonable out-of-pocket expenses.

       For the period beginning April 2, 1996 and ended September 30, 1996, and for the six-month period ended March 31, 1997, the Fund did not pay any compensation to Wells Fargo Bank for custodial services or transfer and dividend disbursing agency services.


                           PERFORMANCE CALCULATIONS

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Performance." Performance figures for each class of shares of the Fund will vary due to different expense levels. The Fund may quote in advertising and other types of literature, information and statements, the performance of the Institutional Class shares for periods prior to October 6, 1997 (the inception date of the Institutional Class shares) by referring to the performance of the Fund's existing Class A shares.

       YIELD.  The Fund may advertise certain yield information.  Yield for the
       -----
Fund is calculated based on the net changes, exclusive of capital changes, over a seven- or thirty-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7 or 365/30, as applicable) with the resulting yield figure carried to at least the nearest hundredth of one percent.

       Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and then adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

       Effective yield for the Fund is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

       The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

       In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the Fund's yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

       Performance Comparisons.  From time to time and only to the extent the
       -----------------------
comparison is appropriate for a class of shares of the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), Dow Jones Industrial Average, Lehman Brothers 20+ Treasury Index, Lehman Brother 5-7 Year

Treasury Index, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics and which is an established measure of change over time in the prices of goods and services in major expenditure groups), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

       The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average, Morningstar, Inc., or other independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include in advertisements and other types of literature references to certain marketing approaches of the Distributor and may also refer to general mutual fund statistics provided by the Investment Company Institute.

       The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's
                              ----
historical performance or current or potential value with respect to the particular industry or sector.

       The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as some of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

       The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories.

       The Company also may disclose in sales literature the assets and categories of assets under management by the Fund's investment adviser and its affiliates. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

       The Company also may discuss in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poors Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

       The Company also may discuss in advertisements and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, through investments in a Managed Sweep Account, National Tax-Free Money Market Checking Account or National Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any express transfer or "AutoSaver" plan offered in connection with a Sweep Account, a description of any automated teller machine ("ATM") or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

       The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

       Net asset value per share of each class of the Fund is determined by the Custodian on each day the Fund is open for trading. The Fund's investments in the Master Portfolio are valued at the net asset value of the Master Portfolio's shares.

       As indicated in the Fund's Prospectus, the Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Master Portfolio shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

       Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by MIT's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, MIT's Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the Master Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Master Portfolio's portfolio holdings by MIT's Board of Trustees, at such intervals as it may deem appropriate, to determine whether or not the Master Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by said Board of Trustees. If such deviation exceeds 1/2 of 1%, said Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares of the Fund may be purchased on any day the Fund is open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

       Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund;

and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

       Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

       The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

       In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

       MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

       Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

       Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations, taxable money market securities, adjustable rate mortgage securities and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

       The Master Portfolio may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIT's Board of Trustees.

       Wells Fargo Bank, as the Master Portfolio's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Master Portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Master Portfolio may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolio.

       Portfolio Turnover.  Because the Master Portfolio's portfolio consists of
       ------------------
securities with relatively short-term maturities, the Master Portfolio can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio (or the Fund), however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio (and, accordingly, the Fund) usually will not incur excessive transaction costs.


                                 FUND EXPENSES

       Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

       The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

       In General.  The Company intends to qualify the Fund as a regulated
       ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

       Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

       Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
       ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

       Taxation of Fund Investments.  Except as provided herein, gains and
       ----------------------------
losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

       Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

       If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

       If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

       Capital Gain Distributions.  Distributions which are designated by the
       --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

       Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by the Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

       Other Distributions.  Although dividends will be declared daily based on
       -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

       Disposition of Fund Shares.  A disposition of Fund shares pursuant to
       --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

       If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

       If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

       Federal Income Tax Rates.  As of the printing of this SAI, the maximum
       ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

       Foreign Shareholders.  Under the Code, distributions of net investment
       --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

       Backup Withholding.  The Company may be required to withhold, subject to
       ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

       Special Tax Considerations.  The Fund intends that at least 50% of the
       --------------------------
value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

       Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax. Furthermore, recent tax legislation extends to all corporations (other than insurance companies) the rule that applies to financial institutions that disallows interest deductions of a taxpayer (that are not otherwise disallowed as allocable under present law to tax-exempt obligations) in the same proportion as the average basis of its tax- exempt obligations bears to the average basis of all of the taxpayer's assets.

       In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

       Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends may ultimately taxable to the beneficiaries when distributed to them.

       Other Matters.  Investors should be aware that the investments to be made
       -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

       The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

       The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five funds.

       Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

       All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

       The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

       Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

       Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

       MIT is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT liabilities and obligations, but only to the extent MIT's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, Officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and MIT itself is unable to meet its obligations.

       The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

       The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIT also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

       Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The amounts shown below are expected to change on December 15, 1997, as former shareholders of the Overland Funds become shareholders of the Company's Funds.

                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------



                                           Class; Type     Percentage    Percentage
     Fund              Name and Address    of Ownership     of Class      of Fund
     ----              ----------------    ------------     --------      -------
NATIONAL TAX-          Wells Fargo Bank     Class A         81.78%        81.78%
  FREE MONEY           P.O. Box 7066       Record Holder
  MARKET MUTUAL        San Francisco, CA
                       94120

       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

       The Company's Registration Statements, including the Fund's Prospectus and the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP have been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

       The portfolio of investments, audited financial statements and independent auditors' report for the Fund and the Master Portfolio for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997. The Company's Annual Report may be obtained by calling 1-800-260-5969.

                           [INTENTIONALLY LEFT BLANK]

                                 SAI APPENDIX


       The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

       Moody's:  The four highest ratings for corporate and municipal bonds are
       -------
"Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P:  The four highest ratings for corporate and municipal bonds are
       ---
"AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

       Moody's:  The highest ratings for state and municipal short-term
       -------
obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

       S&P:  The "SP-1" rating reflects a "very strong or strong capacity to pay
       ---
principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

       Moody's:  The highest rating for corporate and municipal commercial paper
       -------
is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate and municipal commercial paper
       ---
indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

       S&P:  The two highest ratings for corporate notes are "SP-1" and "SP-2."
       ---
The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 6, 1997

                        PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                             ADMINISTRATIVE CLASS
                  __________________________________________

   Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information ADMINISTRATIVE CLASS shares offered in the PRIME MONEY MARKET MUTUAL FUND and the TREASURY MONEY MARKET MUTUAL FUND (each a "Fund" and together, the "Funds") of the Stagecoach Family of Funds. The Funds also offer Class A, Institutional Class and Service Class shares. The investment objective of each Fund is described in its Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

   This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated October 6, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                        ______________________________

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
General.........................................................     1
Investment Restrictions.........................................     1
Additional Permitted Investment Activities......................     5
Management......................................................     8
Performance Calculations........................................    14
Determination of Net Asset Value................................    17
Additional Purchase and Redemption Information..................    18
Portfolio Transactions..........................................    19
Fund Expenses...................................................    21
Federal Income Tax..............................................    22
Capital Stock...................................................    25
Other...........................................................    26
Independent Auditors............................................    27
Financial Information...........................................    27
Appendix........................................................   A-1

                                    GENERAL

   Stagecoach Funds, Inc. (at times, "Stagecoach") is an open-end management investment company offering shares in separately managed investment portfolios. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica Funds Trust ("Pacifica"); and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund.

   Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica. In July of 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. An Agreement and Plan of Reorganization by and between Pacifica and the Company was approved by the Company's Board of Directors on April 25, 1996, and was approved by Pacifica's Board of Trustees on May 17, 1996. The Reorganization became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

PACIFICA PORTFOLIO                        STAGECOACH FUND
------------------                        ---------------
Pacifica Prime Money Market Fund          Prime Money Market Mutual Fund
Pacifica Treasury Money Market Fund       Treasury Money Market Mutual Fund

   On July 23, 1997 the Board of Directors of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation with the Company to consolidate each Overland Fund with and into certain new or existing Stagecoach Funds which have the same or similar investment objectives and policies (the "Consolidation"). If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. Overland Class A shareholders will receive Stagecoach Class A shares and Overland Institutional Class shareholders will receive Stagecoach Administrative Class shares. The Consolidation is expected to close on or about December 15, 1997.

OVERLAND EXPRESS FUND CLASSES                       STAGECOACH FUND - EXISTING AND NEW CLASSES
-----------------------------                       ------------------------------------------
Money Market - A and Institutional                  Prime Money Market Mutual - A and Administrative
U.S. Treasury Money Market - A and Institutional    Treasury Money Market Mutual - A and Administrative

                            INVESTMENT RESTRICTIONS

   The Prospectuses summarize certain fundamental investment restrictions of the Funds. All of the Funds' restrictions are stated in full herein and cannot be changed, with respect to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.

   Fundamental Investment Policies.
   -------------------------------

   The Funds are subject to the following investment restrictions, all of which are fundamental policies, unless expressly indicated otherwise.

   The Funds may not:
   ------------------

   1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

   2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts of up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transactions with primary reporting dealers.

   3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

   4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

   5.  Write put or call options.

   6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

   7.  Invest in companies for the purpose of exercising control.

   8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

   9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

   10. Lend its portfolio securities in excess of one-third of the value of its total assets.

   As a non-fundamental policy, any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

   11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

   12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause (a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

   The Prime Money Market Mutual Fund may not:
   -------------------------------------------

   Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

   The Treasury Money Market Mutual Fund may not:
   ---------------------------------------------

   1.  Purchase or sell real estate.

   2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

   If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than 15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

   In addition, in accordance with current SEC regulations, the Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

   The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

   Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

   As a non-fundamental investment policy: each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting securities of any one investment company will be owned by a Fund or by the Company as a whole.

   For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

   A description of the securities in which each of the Funds may invest is set forth in their Prospectuses, to which reference is hereby made. Additional information about these instruments follows.

   Loans of Portfolio Securities.  Each Fund may lend its securities to brokers,
   ------------------------------
dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Treasury securities, or other U.S. Government securities or a letter of credit which is marked to market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Funds may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

   Repurchase Agreements.  Each Fund may engage in repurchase agreements with
   ----------------------
respect to any security in which that Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. Each Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Funds' custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

   Floating- and Variable-Rate Obligations. The Funds may purchase floating- and
   ----------------------------------------
variable-rate obligations as described in the prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
   -----------------------------------------------------------------------------
Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Funds will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

   Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest
                                                - -
rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery.
Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

   The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

   Rule 144A.  It is possible that unregistered securities, purchased by the
   ----------
Prime Money Market Mutual Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

   General.  The assets of each of the Funds consist only of obligations
   --------
maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of each Fund may not exceed 90 days.

   The securities in which each Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that each Fund's investment objective will be realized as described in its Prospectuses.

   Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Investment Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.


                                   MANAGEMENT

   The following information supplements and should be read in conjunction with the Prospectus section entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS        POSITION                 DURING PAST 5 YEARS
---------------------        --------                 ---------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC  27104                              Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc.; Real
                                                      Estate Developer;
                                                      Chairman of Renaissance
                                                      Properties Ltd.;
                                                      President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer, Secretary and   Services Group of
                             Treasurer                Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                              COMPENSATION TABLE
                           YEAR ENDED MARCH 31, 1997
                           -------------------------
                                                      TOTAL COMPENSATION
                           AGGREGATE COMPENSATION       FROM REGISTRANT
   NAME AND POSITION           FROM REGISTRANT          AND FUND COMPLEX
   -----------------           ---------------          ----------------
   Jack S. Euphrat                  $11,250                 $33,750
    Director

   R. Greg Feltus                   $    -0-                 $   -0-
     Director

   Thomas S. Goho                   $11,250                 $33,750
     Director

   Joseph N. Hankin                 $    -0-                 $   -0-
     Director
   (appointed as of 9/6/96)

   Zoe Ann Hines                    $    -0-                 $   -0-
     Director
   (resigned as of 9/6/96)

   W. Rodney Hughes                 $ 9,250                 $27,750
     Director

   Robert M. Joses                  $11,250                 $33,750
     Director

   J. Tucker Morse                  $ 9,250                 $27,750
     Director

   Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

   INVESTMENT ADVISER.  The Funds are advised by Wells Fargo Bank pursuant to an
   -------------------
advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the average daily value of each Fund's average daily net assets during the preceding month.

   The advisory contracts will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as investment adviser to the predecessor portfolios of the Funds. As of the date of the Reorganization, Wells Fargo Bank became the investment adviser to the Funds. For the period beginning April 1, 1996 and ended September 5, 1996 the predecessor portfolios paid to WFIM, and for the periods beginning September 6, 1996 and ended September 30, 1996, and the six-months ended March 31, 1997, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the following amounts were waived:

                                   Six Months Ended            Year Ended
                                    March 31, 1997         September 30, 1996
                                -----------------------  -----------------------

            Fund                Fees Paid   Fees Waived  Fees Paid   Fees Waived
            ----                ---------   -----------  ---------   -----------
Prime Money Market Mutual       $1,311,073     $568,969  $1,845,269   $1,553,968
Treasury Money Market Mutual    $1,518,347     $751,971  $2,442,922   $2,073,426

   During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as investment sub-advisers during the periods indicated.

                                  Year Ended     Period Ended     Year Ended
           Fund                 Sept. 30, 1995  Sept. 30, 1994  March 31, 1994
           ----                 --------------  --------------  --------------
Prime Money Market Mutual           $  693,315        $330,715        $737,811
Treasury Money Market Mutual        $1,160,424        $454,029        $900,919

   ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
   ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo Bank and the Company on behalf of each Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Company on behalf of each Fund, state that Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

   Prior to September 6, 1996, the administrator of the predecessor portfolios of the Funds, Furman Selz LLC ("Furman Selz"), provided management and administrative services necessary for the operation of the predecessor portfolios, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios. The predecessor portfolios of the Funds were administered through April 21, 1996 and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets. For the periods from September 6, 1996 to September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. For the period from February 1, 1997 to March 31, 1997, Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. The following table reflects the total administration fees which the respective administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996 and six-month period ended March 31, 1997:

                                Six Months Ended             Year Ended
          Fund                   March 31, 1997            Sept. 30, 1996
          ----                  ----------------           --------------
Prime Money Market Mutual               $400,123               $1,230,872
Treasury Money Market Mutual            $438,198               $1,745,759

   During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as follows:

                                  Year Ended     Period Ended     Year Ended
           Fund                 Sept. 30, 1995  Sept. 30, 1994  March 31, 1994
           ----                 --------------  --------------  --------------
Prime Money Market Mutual             $577,763        $275,596        $614,901
Treasury Money Market Mutual          $921,886        $347,499        $690,137

   SPONSOR AND DISTRIBUTOR.  As discussed in each Fund's prospectus under the
   -----------------------
heading "Management and Servicing Fees," Stephens, 111 Center Street, Little Rock, Arkansas 72201, serves as each Fund's sponsor and distributor.

   SHAREHOLDER SERVICING AGENT.  As discussed in each Fund's Prospectus under
   ----------------------------
the heading "Shareholder Servicing Agent," the Funds have approved Servicing Plans for each class of its shares and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.15%, on an annualized basis, of the average daily net assets of the Administrative Class shares owned of record or beneficially by the customers of the Servicing Agent.

   SERVICING PLANS.  The Administrative Class Servicing Plan and related
   ---------------
shareholder servicing agreements were approved by the Company's Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

   The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

   The Administrative Class Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Directors. No material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Servicing Plan Qualified Directors.

   Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

   CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo Bank has
   -----------------------------------------------------
been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

   FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of the Funds, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets; 0.0175% of the next $5 billion in aggregate average daily net assets; and 0.015% of the aggregate average daily net assets of the predecessor portfolios in excess of $10 billion.

   For the period beginning October 1, 1995 and ended September 5, 1996 custody fees were paid to FICAL, and thereafter to Wells Fargo Bank, and for the indicated periods were as follows:

                                   Six Months Ended        Fiscal Year Ended
          Fund                      March 31, 1997          Sept. 30, 1996
          ----                     ----------------        -----------------
Prime Money Market Mutual                      $-0-             $   73,023/1/
Treasury Money Market Mutual                   $-0-             $  252,183

______________________
/1/ This amount reflects fee waivers.

   For its services as transfer and dividend disbursing agent for the Administrative Class shares of the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of each Fund. For the periods shown above, no transfer agency fees were paid to Wells Fargo Bank. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

   UNDERWRITING COMMISSIONS.  The Funds do not charge any front-end or
   ------------------------
contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pay no underwriting commissions to the Distributor.

                            PERFORMANCE CALCULATIONS

   The following information supplements and should be read in conjunction with the sections in each Prospectus entitled "Performance." Performance figures for each class of shares of the Funds will vary due to different expense levels.

   The "yields" and "effective yields" of each Fund described in the Prospectuses are calculated according to formulas prescribed by the SEC. The standardized seven-day yields for the respective classes of shares of a Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

   The effective annualized yields for a Fund are also computed separately for each class by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by banks for cash management services in connection with investments in shares of the Funds are not reflected in the Funds' yields, and any such fees, if charged, will reduce the actual return received by customers for their investments.

   The Fund may quote in advertising and other types of literature, information and statements, the performance of the Administrative Class shares for periods prior to October 6, 1997 (the inception date of the Administrative Class shares) by referring to the performance of the Fund's existing Institutional Class shares adjusted to reflect the expense ratio of the Administrative Class shares in effecton October 6, 1997.

   Yield information may be useful in reviewing the Funds' performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Funds are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

   Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

   From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

   The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

   In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

   The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of

Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

   The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

   From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

   The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

   The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories.

   The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells

Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

   The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

   The following information supplements and should be read in conjunction with the Prospectus section "Purchase of Shares."

   Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares. Net asset value per share for a class of shares is determined as of 12:00 noon Pacific time and 1:00 p.m. Pacific time on each Business Day as described in the Prospectus.

   The Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.

   The valuation of each Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Fund must adhere to certain conditions. Each Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Board of Directors or the investment adviser, under guidelines approved by the Board. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

   The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   Shares of the Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day,

Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

   Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

   Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

   The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

   In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

   The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

   Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

   Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

   The Funds may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

   Wells Fargo Bank, as the investment adviser of each Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for each Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising such Fund.

   Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

   Brokerage Commissions.  Subject to the general supervision and approval of
   ----------------------
the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

   Securities of Regular Broker Dealers.  The Funds may from time to time
   -------------------------------------
purchase securities issued by their regular brokers or dealers. As of March 31, 1997, the Funds owned repurchase agreements of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

   Regular Broker/Dealer     Prime Money Market Mutual  Treasury Money Market Mutual
   --------------------      -------------------------  ----------------------------
Goldman Sachs & Co.                 $72,419,000                  $172,575,000
JP Morgan Securities Inc.           $15,000,000                  $232,766,000
Morgan Stanley & Co.                $15,000,000                  $156,530,000

   As of September 30, 1996, the Funds owned repurchase agreements of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

   Regular Broker/Dealer     Prime Money Market Mutual  Treasury Money Market Mutual
   ---------------------     -------------------------  ----------------------------
Goldman Sachs & Co.                 $166,369,000              $225,975,000
HSBC Securities                          N/A                  $230,000,000
JP Morgan Securities                     N/A                  $225,000,000
Morgan Stanley                           N/A                  $230,000,000

   At September 30, 1995, the predecessor funds held securities issued by Goldman Sachs & Co., J.P. Morgan Securities, Inc., Salomon Brothers Inc., and HSBC Securities Inc., valued at $159,111,345, $200,000,000, $126,043,763 and
$160,000,000, respectively.

   Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
   ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Because the Funds' portfolios consist of securities with relatively short-term maturities, the Funds can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect such Funds, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses.



                                 FUND EXPENSES

   Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAX

   The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

   In General.  The Company intends to qualify each Fund as a regulated
   ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

   Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

   Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
   ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

   Taxation of Fund Investments.  Except as provided herein, gains and losses on
   ----------------------------
the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

   Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

   If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

   If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

   Capital Gain Distributions.  Distributions which are designated by a Fund as
   --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

   Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

   Other Distributions.  Although dividends will be declared daily based on each
   -------------------
Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

   Disposition of Fund Shares.  A disposition of Fund shares pursuant to
   --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

   If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long term capital loss to the extent of the designated capital gain distribution. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

   Federal Income Tax Rates.  As of the printing of this SAI, the maximum
   ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35%

(marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

   Foreign Shareholders.  Under the Code, distributions of net investment income
   --------------------
by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

   Backup Withholding.  The Company may be required to withhold, subject to
   ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

   Other Matters.  Investors should be aware that the investments to be made by
   -------------
the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

   The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

   The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

   The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five funds.

   Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

   Voting Rights.    With respect to matters that affect one class of a Fund's
   --------------
shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

   As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

   Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

   Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

   Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of each Fund as a whole. The amounts shown below are expected to change on December 15, 1997, as former shareholders of the Overland Funds become shareholders of the Company's Funds.

                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------

                                                                     CLASS; TYPE          PERCENTAGE    PERCENTAGE
FUND                                 NAME AND ADDRESS                OF OWNERSHIP         OF  CLASS    OF PORTFOLIO
----                                 ----------------                ------------         ----------   ------------
PRIME MONEY MARKET MUTUAL FUND       Virg & Co.                      Class A                88.27%       13.41%
                                     Attn:  MF Dept. A88-4           Record Holder
                                     P.O. Box 9800
                                     Calabasas, CA 91372

                                     Hane & Co.                      Class A                 7.98%         N/A
                                     Bank of New York                Record Holder
                                     One Wall Street, 2nd Floor
                                     Attn:  Stif/Master Note
                                     New York, NY  10286

                                     Virg. & Co.                     Institutional Class    59.64%       25.28%
                                     Attn:  MF Dept. A88-4           Record Holder
                                     P.O. Box 8900
                                     Calabasas, CA  91372

                                     First Interstate Bank           Institutional Class     8.17%         N/A
                                     of Oregon NA                    Record Holder
                                     Attn:  Investment Sweep
                                     1300 SW Fifth Avenue
                                     Portland, OR  97201

                                     CMT Partners                    Institutional Class     5.83%         N/A
                                     651 Gateway Blvd.               Record Holder
                                     Suite 1500
                                     S. San Francisco, CA  94080

                                     Nucleonics Development Co.      Institutional Class     5.02%         N/A
                                     Attn:  Ian Rule                 Record Holder
                                     5314 N. Irwindale Ave.
                                     Irwindale, CA  91706

                                     Dalley Petroleum Service Corp.  Institutional Class     5.72%         N/A
                                     P.O. Box 1863                   Record Holder
                                     Conroe, TX  77305

                                     Virg. & Co.                     Service Class          99.46%       42.19%
                                     Attn:  MF Dept. A88-4           Record Holder
                                     P.O. Box 8900
                                     Calabasas, CA  91372

                                                       CLASS; TYPE              PERCENTAGE    PERCENTAGE
FUND                   NAME AND ADDRESS                OF OWNERSHIP             OF  CLASS    OF PORTFOLIO
----                   ----------------                ------------             ---------    -------------
TREASURY               Virg. & Co.                     Class A                   80.69%          N/A
MONEY                  Attn:  MF Dept. A88-4           Record Holder
MARKET                 P.O. Box 8900
MUTUAL FUND            Calabasas, CA  91372

                       Virg. & Co.                     Institutional Class       51.35%         15.22%
                       Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

                       Metabolex Inc.                  Institutional Class        5.67%          N/A
                       3876 Bay Center Place           Record Holder
                       Hayward, CA  94545

                       Dalley Petroleum Service Corp.  Institutional Class        6.19%          N/A
                       P.O. Box 1863                   Record Holder
                       Conroe, TX  77305

                       First Interstate Bank           Institutional Class       27.54%          8.16%
                       of Oregon, N.A.                 Record Holder
                       Attn:  Investment Sweep
                       1300 S.W. Fifth Ave.
                       Portland, OR  97201-6688

                       Virg. & Co.                     Service Class             92.53%         20.16%
                       Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

                       Wells Fargo Bank                Service Class              7.47%          N/A
                       FBO Choicemaker                 Record Holder
                       Attn:  Mutual Funds
                       P.O. Box 9800
                       Calabasas, CA  91372

                       Hane & Co.                      Class E                  100.00%         44.69%
                       Bank of New York                Record Holder
                       One Wall Street, 2nd Fl.
                       Attn:  Stiff/Master Note
                       New York, NY  10286

   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

   The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

   KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

   The portfolio of investments, audited financial statements and independent auditors' report for the year ended September 30, 1996 are incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997. The Company's Annual Report may be obtained by calling 1-800-260-5969.

                                 SAI APPENDIX

   The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

   Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

   S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

   Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

   S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

   Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

   S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 6, 1997

                                SMALL CAP FUND

                                    CLASS C
                      __________________________________

       Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about CLASS C SHARES offered in the SMALL CAP FUND of the Stagecoach Family of Funds (the "Fund"). The Fund also offers Class A, Class B and Institutional Class shares. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies."

       This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 6, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                      __________________________________

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
General....................................................................   1
Investment Restrictions....................................................   1
Management.................................................................   3
Performance Calculations...................................................  11
Determination of Net Asset Value...........................................  14
Additional Purchase and Redemption Information.............................  15
Portfolio Transactions.....................................................  16
Fund Expenses..............................................................  18
Federal Income Taxes.......................................................  19
Capital Stock..............................................................  23
Other......................................................................  26
Independent Auditors.......................................................  26
Financial Information......................................................  26
Appendix................................................................... A-1

                                    GENERAL

       The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. On July 23, 1997, the Company's Board of Directors approved an agreement and plan of consolidation to reorganize the funds of another investment company, Overland Express Funds, Inc. ("Overland"), with and into certain funds of the Company (the "Consolidation"). If the Consolidation is completed as anticipated, the Master Portfolio will be dissolved in December of 1997. The Fund will no longer invest its assets in the Master Portfolio, but instead will invest directly in a portfolio of securities. The Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser to manage the Fund's assets in substantially the same manner as Wells Fargo Bank currently manages the Master Portfolio's assets and for the same level of advisory fees.

       If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. Overland Class A and D shareholders will receive Stagecoach Class A and C shares, respectively. The Consolidation is expected to close on or about December 15, 1997.

                                         STAGECOACH FUND -
OVERLAND EXPRESS FUND - CLASSES          EXISTING AND NEW CLASSES
-------------------------------          ------------------------
Small Cap Strategy - A and D             Small Cap A and C


                            INVESTMENT RESTRICTIONS

       Fundamental Investment Policies.  The Fund and the Master Portfolio are
       -------------------------------
subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of its shareholders and cast its votes as instructed by such shareholders.

       References to the investments, investment policies and restrictions of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and restrictions of the Master Portfolio.

       The Fund may not:
       ----------------

       (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

       (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

       (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

       (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

       (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

       (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

       (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

       (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

       Non-Fundamental Investment Policies.  The Fund is subject to the
       -----------------------------------
following investment restrictions, all of which are non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company at any time.

       The Fund may not:
       ----------------

       (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

       (2) purchase or sell real estate limited partnership interests;

       (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

       (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

       (5) invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

       (6) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; nor

       (7) Invest more than 25% of their respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.

       Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      Principal Occupations
Name, Age and Address        Position                 During Past 5 Years
---------------------        --------                 -------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director, Chairman and   Executive Vice President
                             President                of Stephens; Manager of
                                                      Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC 27104                               Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.



Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc. Real Estate
                                                      Developer; Chairman of
                                                      Renaissance Properties
                                                      Ltd.; President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer, Secretary and   Services Group of
                             Treasurer                Stephens; Director of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                              COMPENSATION TABLE
                           Year Ended March 31, 1997
                           -------------------------

                                                    Total Compensation
                            Aggregate Compensation   from Registrant
    Name and Position          from Registrant       and Fund Complex
    -----------------          ---------------       ----------------
     Jack S. Euphrat              $11,250                 $33,750
        Director
     R. Greg Feltus               $   -0-                 $   -0-
        Director
     Thomas S. Goho               $11,250                 $33,750
        Director
     Joseph N. Hankin             $   -0-                 $   -0-
        Director
  (appointed as of 9/6/96)
     Zoe Ann Hines                $   -0-                 $   -0-
        Director
  (resigned as of 9/6/96)
     W. Rodney Hughes             $ 9,250                 $27,750
        Director
     Robert M. Joses              $11,250                 $33,750
        Director
     J. Tucker Morse              $ 9,250                 $27,750
        Director

       Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and MIT are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and

Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

       MASTER/FEEDER STRUCTURE.  The Fund currently seeks to achieve its
       -------------------------
investment objective by investing all of its assets into the Small Cap Master Portfolio of MIT. Upon completion of the anticipated Consolidation and the dissolution of the Master Portfolio, the Fund will invest directly in a portfolio of securities and will no longer invest in the Master Portfolio. The Fund will retain the Master Portfolio's investment adviser for the daily portfolio management of its assets, in accordance with its investment objectives and policies. Information regarding any other investment options in the Master Portfolio may be obtained by calling Stephens at 1-800-643-9691.

       The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

       The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

       The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

       Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.

       INVESTMENT ADVISER.  The Fund has not engaged an investment adviser.  The
       ------------------
Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. Upon completion of the anticipated Consolidation and the dissolution of the Master Portfolio, the Fund will retain Wells Fargo Bank, the Master Portfolio's current investment adviser, to manage it's assets under an advisory contract providing for substantially the same services being provided to the Master Portfolio.

       The current Advisory Contract provides that Wells Fargo Bank shall furnish investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.60% of the Master Portfolio's average daily net assets.

       For the period beginning September 16, 1996 (the Fund's commencement of operations) and ended September 30, 1996, the Master Portfolio paid Wells Fargo Bank $6,129 in advisory fees. No fees were waived. For the six month period ended March 31, 1997, the Master Portfolio paid Wells Fargo Bank $101,857 in advisory fees. No fees were waived.

       Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.

       The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

       ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
       ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank,

Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors and Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1997, Stephens served as sole administrator to the Fund and was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

       For the period beginning September 16, 1996 and ended September 30, 1996, Stephens received $492 in administrative fees. For the six-month period ended March 31, 1997, Wells Fargo Bank and Stephens received a total of $8,027 in administrative fees.

       SPONSOR AND DISTRIBUTOR.  As discussed in the Fund's Prospectus under the
       -----------------------
heading "Management, Distribution and Servicing Fees," Stephens (the "Distributor"), 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Fund.

       DISTRIBUTION PLAN.  The following information supplements and should be
       -----------------
read in conjunction with the Prospectus section entitled "Distribution Plan."
As indicated in the Prospectus, the Fund, on behalf of each class of its shares, has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule"). The Plan for the Class C shares of the Fund was adopted by the Company's Board of Directors including a majority of the directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors").

       Under the Plan for the Class C shares of the Fund and pursuant to the Distribution Agreement, the Fund may pay the Distributor as compensation for distribution-related activities and services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to Class C shares of the Fund.

       The actual fee payable to the Distributor shall be determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

        Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a majority of the Qualified Directors of the Company. Agreements related to the Plan also must be approved by such vote of the Directors and Qualified Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Qualified Directors on not more than 60 days' written notice. The Class C Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

        The Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such Qualified Directors.

        Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class C shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class C shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

       SHAREHOLDER SERVICING AGENT.  As discussed in the Fund's Prospectus under
       ---------------------------
the heading "Shareholder Servicing Agent," the Fund has approved Servicing Plans for each class of its shares and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a shareholder servicing agent is entitled to a fee from the Fund of up to 0.25%, on an annualized basis, of the average daily net asset value of the Class C shares owned by or attributable to such customers of the Shareholder Servicing Agent.

       SERVICING PLAN.  The Servicing Plan for the Class C shares of the Fund
       --------------
and related shareholder servicing agreements were approved by the Company's Board of Directors including a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Directors").

       The actual fee payable to servicing agents under the Servicing Plan for the Class C shares is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum amounts payable by mutual funds sold by members of the NASD under the Conduct of Rules of the NASD.

       The Servicing Plan for the Class C shares continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Qualified Directors. No material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Servicing Plan Qualified Directors.

       The Servicing Plan for the Class C shares requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

       CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank
       ----------------------------------------------------
has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

       For the period beginning September 16, 1996 and ended September 30, 1996, and the six-month period ended March 31, 1997, the Fund did not pay any custody fees to Wells Fargo Bank.

       For its services as transfer and dividend disbursing agent for the Class C shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of the Fund's Class C shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets, regardless of class, as well as reimbursement for all reasonable out-of-pocket expenses.

       For the period beginning September 16, 1996 and ended September 30, 1996, the Fund paid Wells Fargo Bank $617 (after waivers) in transfer and dividend disbursing agency fees. For the six-month period ended March 31, 1997, the Fund did not pay any transfer and dividend disbursing agency fees.

       UNDERWRITING COMMISSIONS.  For the year ended December 31, 1994, the
       ------------------------
Company's distributor retained $5,415,227 in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of Company shares.

       For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

       For the fiscal period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

       For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

       COLLECTIVE INVESTMENT FUND MANAGEMENT FEES.  Prior to September 16, 1996,
       ------------------------------------------
Wells Fargo Bank provided management and administrative services to the Collective Investment Fund. For these services Wells Fargo Bank charged fees at an annual rate of 0.75% of the Collective Investment Fund's average daily net assets. Wells Fargo Bank was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

                           PERFORMANCE CALCULATIONS

       The following information supplements and should be read in conjunction with the Prospectus section "How the Fund Works -- Performance." Performance figures for each class of shares of the Fund will vary due to different expense levels and front-end or contingent-deferred sales charges. The Fund may quote in advertising and other types of literature, information and statements, the performance of the Class C shares for periods prior to October 6, 1997 (the inception date of the Class C shares) by referring to the performance of the Fund's existing Class A shares adjusted to reflect the expense ratio of the Class C shares in effect on October 6, 1997. For periods prior to September 16, 1996, the date the Fund commenced operations, the performance of the Fund is based upon the prior performance of the Collective Investment Fund.

       As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

       In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

       Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

       From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

       The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

       In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

       The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the
                              - -
historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

       From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San

Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

       The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

       The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the unavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

       The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. formerly, Wells Fargo Investment Management, a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories.

       The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion in mutual fund assets.

       The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of account and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Investing in the Fund." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo Bank on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

       Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

       Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

       Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

       Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

       The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

       In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

       Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

       MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

       In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

       Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio.
It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

       Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

       Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Board of Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

       The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

       Brokerage Commissions.  For the period ended September 30, 1996, the
       ---------------------
Master Portfolio paid $1,856 in brokerage commissions. For the six-month period ended March 31, 1997, the Master Portfolio paid $33,524 in brokerage commissions.

       Securities of Regular Broker/Dealers.  The Fund may from time to time
       ------------------------------------
purchase securities issued by its regular brokers or dealers. As of December 31, 1996, the Master Portfolio owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

     Regular Broker/Dealer         Repurchase Agreement Amounts
     ---------------------         ----------------------------
     Goldman Sachs & Co.                     $1,223,000
       HSBC Securities                       $1,200,000
     JP Morgan Securities Inc.               $  800,000

As of September 30, 1996, the Fund did not own any securities of its "regular brokers or dealers" or their parents as defined in the Act.

       Portfolio Turnover.  Portfolio turnover generally involves some expenses
       ------------------
to the Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

       Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

       The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

       In General.  The Company intends to qualify the Fund as a regulated
       ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

       Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

       Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
       ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

       Foreign Taxes.  Income and dividends received by the Fund from sources
       --------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company. The Fund does not expect to qualify for this election.

       Taxation of Fund Investments.  Except as provided herein, gains and
       ----------------------------
losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

       Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

       If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

       Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

       Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

       Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund and its shareholders may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

       If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

       If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

       Capital Gain Distributions.  Distributions which are designated by the
       --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

       Under the Taxpayer Relief Act of 1997 (the "Act"), four separate capital gains rates for individuals will ultimately be operative. Under prior law, individuals paid a maximum 28% rate on net capital gains. The Act retains this 28% rate for "mid-term gains," which are gains on the sale of property held for more than one year and not more than 18 month. A new 20% (reduced to 10% in the case of lower income individuals) rate will apply to non-recapture gain for property held more than 18 months. A new 18% (reduced to 8% in the case of lower income individuals) rate will ultimately be available for certain property held more than 5 years upon its disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Individual shareholders may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

       Disposition of Fund Shares.  A disposition of Fund shares pursuant to
       --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

       If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

       If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund Share and such Fund Share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund Share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a regulated investment company regularly distributes at least 90% of its net tax-exempt interest, if any. As of the date of this SAI, such regulations have not been issued. The foregoing disallowance rules do not apply to losses realized under a periodic redemption plan.

       Federal Income Tax Rates.  As of the printing of this SAI, the maximum
       ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

       Foreign Shareholders.  Under the Code, distributions of net investment
       --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

       Backup Withholding.  The Company may be required to withhold, subject to
       ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemptions (including redemptions in-kind and exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return.

An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

       Other Matters.  Investors should be aware that the investments to be made
       -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

       The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

       The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management."

       The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five funds.

       Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.


       The Fund is comprised of four classes of shares: Class A, Class B, Class C and Institutional Class shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios.

       As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

       The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act. However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

       Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

       Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.

       MIT is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

       The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

       The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. MIT also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

       Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The amounts shown below are expected to change on December 15, 1997, as former shareholders of the Overland Funds become shareholders of the Company's Funds.



                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------

                                                Class; Type      Percentage   Percentage
   Fund            Name and Address            of Ownership       of Class      of Fund
   ----            ----------------            ------------      ----------   ----------
SMALL CAP    Wells Fargo Bank               Institutional Class       87.57%       69.53%
             420 Montgomery Street          Record Holder
             San Francisco, CA  94104

             Wells Fargo Bank               Class A                   53.56%        6.10%
             P.O. Box 63015                 Record Holder
             San Francisco, CA  94163

             State Street Bank and Trust    Class A                   14.60%        N/A
             as Trustees for Various Plans  Record Holder
             Two Heritage Drive
             Quincy, MA  02171

       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to

"control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

       The Company's Registration Statement, including the Fund's Prospectus and SAI, and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP has been selected as independent auditor for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

       The portfolio of investments, audited financial statements and independent auditors' report for the Fund and the Master Portfolio for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

       The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

       Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa,"
       -------
"A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A"
       ---
and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

       Moody's:  The highest rating for corporate commercial paper is "P-1"
       -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate commercial paper indicates that the
       ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                                      A-1